UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22558

BROOKFIELD INVESTMENT FUNDS

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE

250 VESEY STREET, 15th Floor

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

BRIAN F. HURLEY, PRESIDENT

BROOKFIELD INVESTMENT FUNDS

BROOKFIELD PLACE

250 VESEY STREET 15th Floor

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: (855) 777-8001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Shareholders.

Brookfield Public Securities Group LLC
* Please see inside front cover of the report for important information regarding future delivery of shareholder reports.
2018
ANNUAL REPORT
December 31, 2018
Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield U.S. Listed Real Estate Fund
Brookfield Real Assets Securities Fund

IN PROFILE
Brookfield Public Securities Group LLC (the “Firm”) is an SEC-registered investment adviser and represents the Public Securities platform of Brookfield Asset Management. The Firm provides global listed real assets strategies including real estate equities, infrastructure equities, energy nfrastructure equities, real asset debt and diversified real assets. With approximately $16.5 billion of assets under management as of December 31, 2018, the Firm manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. The Firm is a wholly owned subsidiary of Brookfield Asset Management, a leading global alternative asset manager with over $350 billion of assets under management as of December 31, 2018. For more information, go to www.brookfield.com.
Brookfield Investment Funds (the “Trust”) is managed by Brookfield Public Securities Group LLC. The Trust uses its website as a channel of distribution of material company information. Financial and other material information regarding the Trust is routinely posted on and accessible at www.brookfield.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (https://publicsecurities.brookfield.com/en), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker, investment adviser, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at 1-855-777-8001 or by sending an e-mail request to a Fund at publicsecurities.enquiries@brookfield.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you may call 1-855-777-8001 or send an email request to publicsecurities.enquiries@brookfield.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with a Fund.

This report is for shareholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

[THIS PAGE IS INTENTIONALLY LEFT BLANK]

Letter to Shareholders

Dear Shareholders,
We are pleased to provide the Annual Report for Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”), Brookfield U.S. Listed Real Estate Fund (the “U.S. Real Estate Fund”) and Brookfield Real Assets Securities Fund (the “Real Assets Securities Fund”) (each, a “Fund”, and collectively, the “Funds”) for the year ended December 31, 2018.
Global markets whipsawed in 2018. In the first quarter the MSCI World Index1 snapped a seven-quarter streak of positive total returns. The decline was largely driven by fears that rising inflation, tighter job markets and fiscal stimulus would accelerate the pace of U.S. interest-rate hikes. Those fears appeared to subside as global equities drifted higher throughout the second and third quarters. However, global equities declined sharply in the fourth quarter amid concerns around slowing global economic growth related to ongoing trade disputes and geopolitical uncertainty; as well as tighter monetary policies by central banks.
The ongoing trade dispute between the U.S. and China continued to escalate throughout 2018, as the two imposed billions of dollars in tariffs on one another across hundreds of products. In December, the two nations announced a temporary truce to de-escalate the situation. However, the negative implications of these policies are beginning to appear in economies across the globe.
The U.S. Federal Reserve’s Federal Open Market Committee increased the target range for the federal funds rate on four occasions in 2018 (25 basis points each). At the press conference following the December announcement, Fed Chairman Jerome Powell appeared to spook markets when he indicated the unwinding of the Fed’s balance sheet holdings would remain on “autopilot.” Also during the quarter, the European Central Bank confirmed it would formally end its multi-trillion bond-buying program which began in March 2015.
With the exception of energy infrastructure, real asset equities outperformed broad market equities in 2018.2 Relative outperformance was particularly meaningful in the fourth quarter, when volatility increased. In our view, the relative outperformance of real assets over the recent market drawdown reflects on the historically defensive nature of companies that own and operate tangible real assets, such as real estate and infrastructure. For real estate, these defensive characteristics are driven by the contracted lease structures of commercial real estate properties. For infrastructure, the assets are usually long-lived with revenues that are contracted or regulated, often linked to inflation.
While we do see evidence of modest growth in the global economy, we also acknowledge an uptick of market and economic risks across the globe. We believe these conditions make listed real assets even more attractive for investors to own in their portfolios. These companies—which provide critical infrastructure and makeup the backbone of the global economy, have been shown to produce resilient cash flows throughout economic cycles.
In addition to performance information and additional discussion on factors impacting the Funds, this report provides the Funds’ audited financial statements and schedule of investments as of December 31, 2018.
We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfield.com for more information. Thank you for your support.
Brian F. Hurley
President
Brookfield Investment Funds
Craig Noble, CFA
CEO, Chief Investment Officer and Portfolio Manager
Brookfield Public Securities Group LLC

2018 Annual Report1

Letter to Shareholders (continued)

Past performance is no guarantee of future results.
Must be preceded or accompanied by a prospectus.
1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
2 Real Asset equities are represented by the Alerian MLP, FTSE EPRA Nareit Developed and Dow Jones Brookfield Global Infrastructure Composite Indexes. The Alerian MLP Index is a composite of the 50 most prominent energy MLPs calculated by Standard & Poor’s using a float-adjusted market-capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX). The FTSE EPRA Nareit Developed Index is a free-float adjusted, liquidity, size and revenue screened index designed to track the performance of listed real estate companies and REITs worldwide. The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including MLPs. Broad equities are represented by the MSCI World Index.
Indices are not managed and an investor cannot invest directly in an index.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018 and subject to change based on subsequent developments.
The Funds’ portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Funds currently hold these securities. Please refer to the Schedules of Investments contained in this report for a full listing of Funds’ holdings.
Mutual fund investing involves risk. Principal loss is possible.
Quasar Distributors, LLC is the distributor of Brookfield Investment Funds.
A basis point (bps) is a unit that is equal to 1/100 of 1%, and is used to denote the change in a financial instrument.
2Brookfield Public Securities Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Fund Return
The table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with hypothetical examples that appear in shareholders’ reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the hypothetical account values and expenses in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs overall would have been higher.
	Annualized Expense Ratio	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (07/01/18– 12/31/18)(1)
INFRASTRUCTURE FUND
Actual
Class A Shares	1.35%	$1,000.00	$ 926.70	$ 6.56
Class C Shares	2.10%	1,000.00	923.20	10.18
Class Y Shares	1.10%	1,000.00	928.10	5.35
Class I Shares	1.10%	1,000.00	928.20	5.35
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	1,018.40	6.87
Class C Shares	2.10%	1,000.00	1,014.62	10.66
Class Y Shares	1.10%	1,000.00	1,019.66	5.60
Class I Shares	1.10%	1,000.00	1,019.66	5.60
2018 Annual Report3

About Your Fund’s Expenses  (continued)

	Annualized Expense Ratio	Beginning Account Value (07/01/18)	Ending Account Value (12/31/18)	Expenses Paid During Period (07/01/18– 12/31/18)(1)
GLOBAL REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	$ 917.00	$ 5.80
Class C Shares	1.95%	1,000.00	912.80	9.40
Class Y Shares	0.95%	1,000.00	916.90	4.59
Class I Shares	0.95%	1,000.00	917.60	4.59
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,019.16	6.11
Class C Shares	1.95%	1,000.00	1,015.38	9.91
Class Y Shares	0.95%	1,000.00	1,020.42	4.84
Class I Shares	0.95%	1,000.00	1,020.42	4.84
U.S. REAL ESTATE FUND
Actual
Class A Shares	1.20%	$1,000.00	$ 925.20	$ 5.82
Class C Shares	1.95%	1,000.00	921.10	9.44
Class Y Shares	0.95%	1,000.00	926.20	4.61
Class I Shares	0.95%	1,000.00	926.00	4.61
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.20%	1,000.00	1,019.16	6.11
Class C Shares	1.95%	1,000.00	1,015.38	9.91
Class Y Shares	0.95%	1,000.00	1,020.42	4.84
Class I Shares	0.95%	1,000.00	1,020.42	4.84
REAL ASSETS SECURITIES FUND
Actual
Class A Shares	1.35%	$1,000.00	$ 923.40	$ 6.54
Class C Shares	2.10%	1,000.00	921.20	10.17
Class Y Shares	1.10%	1,000.00	924.40	5.34
Class I Shares	1.10%	1,000.00	924.30	5.34
Hypothetical (assuming a 5% return before expenses)
Class A Shares	1.35%	1,000.00	1,018.40	6.87
Class C Shares	2.10%	1,000.00	1,014.62	10.66
Class Y Shares	1.10%	1,000.00	1,019.66	5.60
Class I Shares	1.10%	1,000.00	1,019.66	5.60
(1)	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by 184/365 (to reflect a six-month period).
4Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2018, the Infrastructure Fund, Class I had a total return of -7.95%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, overperforming the Dow Jones Brookfield Global Infrastructure Composite Index1, which returned -8.54%.
By sector, the leading contributor to relative performance was the non-index Renewables/Electric Generation. Stock selection within the MLP and Toll Roads sector also contributed. Within the MLP sector, relative outperformance was due to a combination of overweight exposure to outperforming names, coupled with not owning a number of underperforming stocks. Relative outperformance within the Toll Roads sector was due to outperforming non-index holdings, as well as underweight exposure to several underperforming stocks.
Conversely, the Gas Utilities was the leading detractor from relative returns, driven by underweight exposure and stock selection. Underperformance was largely due to underweight exposure to Asia Pacific gas utilities, which performed well during the year. Stock selection within the Electricity Transmission & Distribution sector also detracted, driven by overweight exposure to PG&E Corporation (PCG, Electricity Transmission & Distribution, U.S.) and underweight allocations to a number of outperforming stocks in the group. An underweight allocation within Communications also detracted, largely driven by not owning select satellite companies. These companies outperformed amid speculation that the U.S. Federal Communications Commission is considering repurposing a portion of the C-band (3700-4200 MHz) spectrum from satellite services for next-generation 5G services.
By region, the U.S., Latin America and Canada were the leading contributors due to stock selection. Conversely, Asia Pacific was the leading detractor from relative performance due to stock selection and underweight exposure. Stock selection and overweight allocations in Continental Europe and the U.K. were also leading detractors.
By security, non-index holding Orsted A/S (ORSTED.DC, Renewables/Electric Generation, Continental Europe) was the leading contributor to relative returns. The timing of overweight exposure to Energy Transfer Operating, L.P. (ETP, MLP, U.S.) also contributed as the stock performed well amid the merger of Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P., which simplified the overall structure of the company. The timing of underweight exposure to Edison International (EIX, Electricity Transmission & Distribution, U.S.) was also a leading contributor as the stock declined meaningfully following the Southern California wildfires.
Conversely, an overweight allocation to PG&E Corporation (PCG, Electricity Transmission & Distribution, U.S.) was the leading detractor from relative returns. The stock also declined meaningfully following the Northern California wildfires. Overweight exposure to Atlantia S.p.A (ATL.IM, Toll Roads, Continental Europe) also detracted as the stock fell following the Morandi bridge tragedy in Genoa, Italy. Underweight exposure to Hong Kong & China Gas Co. Ltd. (3.HK, Gas Utilities, Asia Pacific) also detracted as the stock rallied during the year.
INFRASTRUCTURE MARKET OVERVIEW
Listed infrastructure returns were negative in 2018, as measured by the Dow Jones Brookfield Global Infrastructure Composite Index, which declined 8.5% during the year. By region, the Americas was down 6.9%, while Asia Pacific and Europe rose 4.7% and 1.2%, respectively. By sector, Ports declined the most (−26.6%), followed by Water (−7.4%), Airports (−7.1%), Electricity Transmission & Distribution (−6.2%), Oil & Gas Storage & Transportation (−4.6%), Toll Roads (−2.3%) and Diversified (−0.7%). Only Communications (+6.5%) posted positive gains.
As measured by the Alerian MLP Index, Energy infrastructure continued on its recovery path during the first half of the year, driven by improved sentiment amid strong fundamentals and higher commodity prices. Within the MLP universe, however, returns varied as some companies were more adversely impacted by the surprise announcement in March from the Federal Energy Regulatory Commission (“FERC”) that disallowed an MLP to recover an income tax allowance in its cost of service rates.
The FERC made another surprise announcement on July 18, 2018 with a modified proposal that clarified the original March ruling. The modified proposal, in our view, substantially mitigates the potential rate reductions
2018 Annual Report5

Brookfield Global Listed Infrastructure Fund

through the removal of Accumulated Deferred Income Taxes (ADIT) from the rate base by allowing consolidated MLPs to include a federal income tax allowance in certain instances. At a minimum, the additional clarity provided by the modified proposal should ameliorate the uncertainty surrounding those names most impacted by the previous FERC actions.
After posting positive returns through the first three quarters, energy infrastructure stocks, as measured by the Alerian MLP Index2, declined in the fourth quarter as the price of West Texas Intermediate Crude Oil fell more than 35%.
Utilities generally outperformed global equities on a relative basis, especially during the fourth quarter in a flight to quality amid heightened volatility. Overall performance within the group, however, was hindered by California utilities, which underperformed following wildfires in the state. Select U.K. utilities also lagged amid regulatory uncertainty.3
Within the transports sector, ports were hit particularly hard amid global trade disputes. This small group of stocks declined roughly 27% during the year. Airports declined on a clouded outlook for global economic growth, as well as political uncertainty in certain regions. Toll roads fared the best among transports during the year.3
Despite uncertainty with regard to wireless carrier consolidation following the announcement of the T-Mobile and Sprint merger, several larger U.S. communication infrastructure companies posted positive returns during the Period. Certain satellite operators also performed well on speculation related to the C-band spectrum, where the U.S. Federal Communications Commission is considering repurposing a portion of that spectrum for next-generation 5G services.

1 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including MLPs.
2 The Alerian MLP Index is a composite of the 50 most prominent energy MLPs calculated by Standard & Poor’s using a float-adjusted market-capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX).
3 Sector returns are represented by direct subsets of the Dow Jones Brookfield Global Infrastructure Index.
Indices are not managed and an investor cannot invest directly in an index.
OUTLOOK
Our outlook for the sector remains largely unchanged. We remain optimistic based on several factors: we believe volume growth is strong, valuations remain compelling and we think capital markets are recognizing the right projects. New projects continue to be announced to address takeaway constraints for crude oil and natural gas in key U.S. basins. As such, we believe these constraints should be short lived. Additionally, we are encouraged by the way corporate governance structures are improving and the shift toward models that are less reliant on equity markets to fund growth.
We maintain our preference for utilities exposed to low-cost renewables generation, as well as those located in favorable regulatory environments. We continue to monitor the regulatory impacts from the wildfires in California as new information comes to light. Regulatory risk also remains a concern for us among Chinese utilities, where regulatory changes can be swift and unexpected. We have seen select opportunities emerge, however, as these stocks have sold off in recent months. We have also begun to see some attractive relative valuations emerge among select European utilities.
Overall traffic trends in Europe remain favorable, where we prefer toll roads over airports. We recently took a more positive view on select toll roads in Brazil after meeting with management teams, in addition to the greater clarity in the market amid the election outcome. Conversely, we reduced our exposure to Mexico after the election of President Andrés Manuel López Obrador, who announced the cancellation of the partially completed $13 billion airport in Mexico City.
6Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund

We have shifted our holdings among U.S. communication tower companies toward those we view to be more defensive in nature. Among satellite operators, we are monitoring developments around the C-band spectrum. The U.S. Federal Communications Commission (FCC) is considering repurposing a portion of that spectrum for next-generation 5G services; and we continue to evaluate the value of these spectrum rights.
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2018	1 Year	5 Years	Since Inception*
Class A Shares (excluding sales charge)	-8.23%	-0.26%	5.13%
Class A Shares (including sales charge)	-12.56%	-1.22%	4.40%
Class C Shares (excluding sales charge)	-8.92%	-1.02%	3.29%
Class C Shares (including sales charge)	-9.80%	-1.02%	3.29%
Class Y Shares	-8.03%	-0.01%	5.52%
Class I Shares	-7.95%	0.00%	5.53%
Dow Jones Brookfield Global Infrastructure Composite Index	-8.54%	2.61%	6.70%

* Class A was incepted on December 29, 2011, Class C was incepted on May 1, 2012 and Classes Y and I were incepted on December 1, 2011. The Dow Jones Brookfield Global Infrastructure Composite Total Return Index references Class I’s inception date. All returns shown in USD.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75% and the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios in the prospectus dated April 30, 2018, for Class A is 1.50% and 1.35%, Class C is 2.25% and 2.10%, Class Y is 1.25% and 1.10% and Class I is 1.25% and 1.10%, respectively for the year ended December 31, 2017.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2019. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the Infrastructure Fund—Class I Shares from the commencement of investment operations on December 1, 2011 to December 31, 2018 compared to the Dow Jones Brookfield Global Infrastructure Composite Index.
2018 Annual Report7

Brookfield Global Listed Infrastructure Fund

Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield Global Listed Infrastructure Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Infrastructure industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.
Earnings growth is not a measure of the Fund’s future performance.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018 and subject to change based on subsequent developments.
8Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund
Portfolio Characteristics (Unaudited)
December 31, 2018

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	46.4%
Canada	12.9%
France	8.1%
United Kingdom	5.9%
Australia	3.8%
Italy	2.9%
China	2.7%
Spain	2.6%
Denmark	2.0%
Japan	1.4%
New Zealand	1.3%
Brazil	1.0%
Hong Kong	0.8%
Mexico	0.6%
Argentina	0.1%
Other Assets in Excess of Liabilities	7.5%
Total	100.0%

ASSET ALLOCATION BY SECTOR
Pipelines	16.8%
Toll Roads	14.9%
Master Limited Partnerships	13.4%
Renewables/Electric Generation	12.0%
Communications	9.8%
Electricity Transmission & Distribution	7.9%
Midstream	6.8%
Gas Utilities	5.6%
Airports	3.0%
Water	1.4%
Rail	0.5%
Ports	0.4%
Other Assets in Excess of Liabilities	7.5%
Total	100.0%

TOP TEN HOLDINGS
Enbridge, Inc.	7.3%
American Tower Corp.	6.5%
Vinci SA	5.2%
Enterprise Products Partners LP	4.8%
Energy Transfer LP	4.6%
National Grid PLC	4.5%
The Williams Companies, Inc.	4.3%
Kinder Morgan, Inc.	3.3%
Atlantia SpA	2.9%
Pembina Pipeline Corp.	2.7%
2018 Annual Report9

Brookfield Global Listed Infrastructure Fund
Schedule of Investments
December 31, 2018

	Shares	Value
COMMON STOCKS – 92.5%
ARGENTINA – 0.1%
Airports – 0.1%
Corporacion America Airports SA [1]	37,555	$ 248,990
Total ARGENTINA		248,990
AUSTRALIA – 3.8%
Pipelines – 1.2%
APA Group	378,200	2,265,471
Toll Roads – 2.6%
Transurban Group	620,170	5,090,063
Total AUSTRALIA		7,355,534
BRAZIL – 1.0%
Toll Roads – 1.0%
CCR SA	299,841	864,793
EcoRodovias Infraestrutura e Logistica SA	429,900	1,038,596
Total Toll Roads		1,903,389
Total BRAZIL		1,903,389
CANADA – 12.9%
Pipelines – 11.9%
Enbridge, Inc.	452,800	14,066,253
Pembina Pipeline Corp.	175,100	5,195,796
TransCanada Corp.	102,935	3,675,711
Total Pipelines		22,937,760
Renewables/Electric Generation – 1.0%
Emera, Inc.	56,300	1,802,573
Total CANADA		24,740,333
CHINA – 2.7%
Communications – 0.5%
China Tower Corporation Ltd. [1,2]	4,831,200	913,586
Gas Utilities – 1.4%
ENN Energy Holdings Ltd.	298,600	2,653,888
Pipelines – 0.4%
Kunlun Energy Company Ltd.	769,600	817,689
Ports – 0.4%
China Merchants Port Holdings Company Ltd.	504,301	906,740
Total CHINA		5,291,903
DENMARK – 2.0%
Renewables/Electric Generation – 2.0%
Orsted A/S [2]	57,500	3,847,773
Total DENMARK		3,847,773
FRANCE – 8.1%
Airports – 0.7%
Aeroports de Paris	7,000	1,327,392
Communications – 0.7%
Eutelsat Communications SA	69,700	1,373,172

See Notes to Financial Statements.
10Brookfield Public Securities Group LLC

Brookfield Global Listed Infrastructure Fund
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Renewables/Electric Generation – 1.5%
Engie SA	203,300	$ 2,921,004
Toll Roads – 5.2%
Vinci SA	120,700	9,925,414
Total FRANCE		15,546,982
HONG KONG – 0.8%
Gas Utilities – 0.8%
Hong Kong & China Gas Company Ltd.	788,259	1,628,582
Total HONG KONG		1,628,582
ITALY – 2.9%
Toll Roads – 2.9%
Atlantia SpA	265,200	5,488,357
Total ITALY		5,488,357
JAPAN – 1.4%
Airports – 0.9%
Japan Airport Terminal Company Ltd.	51,000	1,763,044
Rail – 0.5%
East Japan Railway Co.	10,800	953,750
Total JAPAN		2,716,794
MEXICO – 0.6%
Toll Roads – 0.6%
Promotora y Operadora de Infraestructura SAB de CV	117,571	1,123,795
Total MEXICO		1,123,795
NEW ZEALAND – 1.3%
Airports – 1.3%
Auckland International Airport Ltd.	516,900	2,494,788
Total NEW ZEALAND		2,494,788
SPAIN – 2.6%
Toll Roads – 2.6%
Ferrovial SA	246,142	4,985,045
Total SPAIN		4,985,045
UNITED KINGDOM – 5.9%
Electricity Transmission & Distribution – 4.5%
National Grid PLC	892,332	8,729,972
Water – 1.4%
Severn Trent PLC	112,100	2,598,554
Total UNITED KINGDOM		11,328,526
UNITED STATES – 46.4%
Communications – 8.6%
American Tower Corp.	79,103	12,513,304
Crown Castle International Corp.	36,400	3,954,132
Total Communications		16,467,436
Electricity Transmission & Distribution – 3.4%
Edison International	38,900	2,208,353

See Notes to Financial Statements.
2018 Annual Report11

Brookfield Global Listed Infrastructure Fund
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
PG&E Corp. [1]	74,634	$ 1,772,558
Sempra Energy	24,600	2,661,474
Total Electricity Transmission & Distribution		6,642,385
Gas Utilities – 3.4%
Atmos Energy Corp.	32,200	2,985,584
NiSource, Inc.	143,900	3,647,865
Total Gas Utilities		6,633,449
Master Limited Partnerships – 13.4%
Energy Transfer LP	676,084	8,931,070
Enterprise Products Partners LP	376,169	9,249,996
Magellan Midstream Partners LP	63,200	3,606,192
MPLX LP	131,376	3,980,693
Total Master Limited Partnerships		25,767,951
Midstream – 6.8%
Cheniere Energy, Inc. [1]	59,700	3,533,643
Targa Resources Corp.	34,300	1,235,486
The Williams Companies, Inc.	374,300	8,253,315
Total Midstream		13,022,444
Pipelines – 3.3%
Kinder Morgan, Inc.	416,300	6,402,694
Renewables/Electric Generation – 7.5%
American Electric Power Company, Inc.	30,400	2,272,096
CMS Energy Corp.	63,300	3,142,845
Entergy Corp.	50,400	4,337,928
FirstEnergy Corp.	99,200	3,724,960
NRG Energy, Inc.	23,900	946,440
Total Renewables/Electric Generation		14,424,269
Total UNITED STATES		89,360,628
Total COMMON STOCKS (Cost $166,935,891)		178,061,419
Total Investments – 92.5% (Cost $166,935,891)		178,061,419
Other Assets in Excess of Liabilities – 7.5%		14,468,343
TOTAL NET ASSETS – 100.0%		$192,529,762

LP— Limited Partnership

1	— Non-income producing security.
2	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the total value of all such securities was $4,761,359 or 2.5% of net assets.

See Notes to Financial Statements.
12Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2018, the Global Real Estate Fund, Class I had a total return of -8.06%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, underperforming the FTSE EPRA NAREIT Developed Index1, which returned -4.74%.
During the 12-month period ending December 31, 2018, the Retail sector was the leading contributor to relative performance due to stock selection and underweight exposure. We did not own a number of underperforming names in the sector during the year. The timing of our overweight exposure to Simon Property Group, Inc. (SPG, Retail, U.S.) contributed as well. The Healthcare sector was also a contributor, due to stock selection and overweight exposure. Conversely, Office was the leading sector detractor due to stock selection and overweight exposure. Office was the worst performing property type during the year and as a result, overweight and non-index holdings detracted from relative returns. Stock selection within the Residential and Data Centers sectors also detracted.
By region, Australia/New Zealand (stock selection) and Continental Europe (underweight exposure) were leading contributors. Conversely, Japan (stock selection) and the U.K. (overweight exposure) were the leading detractors from relative performance.
By security, underweight exposure to Unibail-Rodamco-Westfield (URW.NA, Retail, France) was the leading contributor to relative returns as the malaise that has plagued U.S. retail real estate now appears to be spreading to Europe. Overweight exposure to Simon Property Group, Inc. (SPG, Retail, U.S.) also contributed. Simon outperformed after reporting better-than-expected earnings, stable occupancy and positive re-leasing spreads. The company also began providing more detail on its redevelopment and development pipeline; and its pipeline of densification opportunities garnered positive attention. Overweight exposure to Dexus (DXS.AU, Diversified, Australia) contributed as well.
Conversely, overweight exposure to Land Securities Group PLC (LAND.LN, Diversified, U.K.) detracted as the stock declined on Brexit uncertainty. Non-index holding Leopalace21 Corporation (8848.JP, Residential, Japan) also detracted. The stock declined meaningfully in May 2018 after construction deficiencies were reported at some of the company’s apartments. Although we think the monetary costs related to repairing the deficiencies are not overly large, the long-term reputational effect on the company is much harder to estimate and could be much more damaging to the company’s long-term value. Lastly, overweight exposure to City Developments Limited (CIT.SP, Diversified, Singapore) detracted as well. Singapore real estate stocks took a leg down after the government enacting cooling measures. The government enacted stricter borrowing limits for first time buyers, meaning they have to put more cash up front. Stamp duties were also increased for foreign purchasers of residential property.
GLOBAL REAL ESTATE MARKET OVERVIEW
Global real estate securities, as measured by the FTSE EPRA Nareit Developed Index1 (the “Benchmark”) declined 4.7% during the year. By region, Europe, North America and Asia Pacific declined 12.1%, 3.9% and 1.5%, respectively.
By U.S. property type, Office posted the steepest declines during the year (−14.6%), followed by Hotels (−12.6%), Diversified (−7.9%), Retail (−7.2%), Industrial (−2.5%) and Mixed (0.0%). Conversely, Healthcare (+7.7%), Residential (+3.3%) and Self Storage (+2.9%) posted gains during the year.
Global real estate equities, as measured by the FTSE EPRA Nareit Developed Index, underperformed the broader equity market early in 2018 on fears that rising inflation, tighter job markets and fiscal stimulus would accelerate the pace of U.S. interest-rate hikes. Those fears appeared to subside throughout the year as global real estate equities drifted higher for six straight months through August.
In the final quarter of the year, nearly all asset classes sold off on concerns around slower economic growth as a result of global trade disputes, geopolitical uncertainty and tightening of monetary policies. Real estate equities
2018 Annual Report13

Brookfield Global Listed Real Estate Fund

were not immune to the downturn, but declined substantially less than broader equity markets, with the FTSE EPRA Nareit Developed Index1 down 5.5%, compared to the MSCI World Index2, which was off 13.3%.
Weakness for the year within the Office and Hotels sectors was largely a result of the clouded outlook on future growth. Performance within U.S. retail diverged, with higher quality operators outperforming those with lower quality portfolios. Outside the U.S., the malaise that has plagued U.S. retail real estate now appears to be spreading to Europe. Conversely, strong performance within the Healthcare sector was driven by improved fundamentals. Self Storage performed well despite supply concerns in a number of major metropolitan areas.3

1 The FTSE EPRA Nareit Developed Index is a free-float adjusted, liquidity, size and revenue screened index designed to track the performance of listed real estate companies and REITs worldwide.
2 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3 Sector returns represented by the U.S. portion of the FTSE EPRA Nareit Developed North America Index.
Indices are not managed and an investor cannot invest directly in an index.
OUTLOOK
Despite increased expectations that growth may slow in the coming years, the U.S. economy remains healthy and is expected to outperform developed market peers. We do not believe a recession is imminent, but we see elevated risks that growth is likely to slow. As such, we have positioned the portfolio toward what we believe to be more conservative holdings.
Within real estate, supply and demand appear relatively well balanced across most property types, and we are seeing inflationary rental growth. Leverage ratios have declined to the lowest levels ever recorded. In addition, many real estate companies have extended their average debt maturities to lock in lower-for-longer interest expenses moving forward. Our preference for companies with strong balance sheets is unchanged and we remain focused on companies with below average levels of leverage. We believe this is important from a portfolio construction standpoint in the current environment as companies with low leverage have the potential to perform better if we experience a downturn in the current business cycle.
Currently we see opportunities within U.S. multifamily residential real estate. New supply appears muted and jobs growth (which is a demand driver for apartments) remains strong. We are seeing attractive discounts to net asset value (NAV) in the Office sector. In particular, we see compelling opportunities in some West Coast and Sunbelt markets.
Conversely, we see fewer opportunities across the broader U.S. Retail sector. Our holdings are focused on what we believe to be the highest quality companies that operate in the most attractive markets. We are also less constructive within the Industrial sector amid lofty valuations and supply concerns.
Outside the U.S., we continue to see value in Japan, where we believe Japanese developers present attractive valuations on an absolute basis, as well as in relation to their J-REIT counterparts. We specifically like developers focused on the Tokyo office market, where demand is strong for new buildings. Elsewhere in Asia, we are cautious about Hong Kong, particularly the residential market given the tightening of China’s capital controls that have impacted property ownership, as well as uncertainty surrounding the ongoing U.S. trade conflict with China.
We continue to be positive on the U.K. market, despite the continued uncertainty on the Brexit resolution—although we have reduced retail exposure in favor of office properties where we still see good leasing demand. We have also begun to increase exposure in some Continental European markets as valuations have improved.
14Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund

AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2018	1 Year	5 Years	Since Inception*
Class A Shares (excluding sales charge)	-8.23%	4.64%	6.41%
Class A Shares (including sales charge)	-12.61%	3.63%	5.63%
Class C Shares (excluding sales charge)	-8.98%	3.84%	5.61%
Class C Shares (including sales charge)	-9.86%	3.84%	5.61%
Class Y Shares	-8.12%	4.88%	8.52%
Class I Shares	-8.06%	4.88%	8.51%
FTSE EPRA Nareit Developed Index Net	-4.74%	5.26%	8.23%

* Classes A and C were incepted on May 1, 2012 and Classes Y and I were incepted on December 1, 2011. The FTSE EPRA Nareit Developed Index references Class I's inception date (reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S. withholding taxes). All returns shown in USD.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75% and the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios in the prospectus dated April 30, 2018, for Class A is 1.24% and 1.20%, Class C is 1.99% and 1.95%, Class Y is 0.99% and 0.95% and Class I is 0.99% and 0.95%, respectively for the year ended December 31, 2017.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2019. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the Global Real Estate Fund—Class I Shares from the commencement of investment operations on December 1, 2011 to December 31, 2018 compared to the FTSE EPRA Nareit Developed Index.
2018 Annual Report15

Brookfield Global Listed Real Estate Fund

Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield Global Listed Real Estate Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Real Estate industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.
Earnings growth is not a measure of the Fund’s future performance.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018 and subject to change based on subsequent developments.
16Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund
Portfolio Characteristics (Unaudited)
December 31, 2018

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	51.6%
Japan	14.1%
United Kingdom	9.3%
Germany	6.2%
Australia	5.4%
Hong Kong	5.2%
France	2.6%
Singapore	1.6%
Canada	1.5%
Spain	1.5%
China	0.9%
Other Assets in Excess of Liabilities	0.1%
Total	100.0%

ASSET ALLOCATION BY SECTOR
Office	29.2%
Diversified	20.6%
Residential	15.9%
Healthcare	8.2%
Retail	5.5%
Industrial	5.2%
Self Storage	5.1%
Net Lease	4.5%
Hotel	3.2%
Datacenters	2.5%
Other Assets in Excess of Liabilities	0.1%
Total	100.0%

TOP TEN HOLDINGS
Land Securities Group PLC	4.8%
Simon Property Group, Inc.	4.5%
Mid-America Apartment Communities, Inc.	4.3%
Mitsubishi Estate Company Ltd.	4.1%
Mitsui Fudosan Company Ltd.	4.1%
Vonovia SE	4.1%
Public Storage	3.6%
AvalonBay Communities, Inc.	3.3%
Prologis, Inc.	3.1%
The GPT Group	2.9%
2018 Annual Report17

Brookfield Global Listed Real Estate Fund
Schedule of Investments
December 31, 2018

	Shares	Value
COMMON STOCKS – 99.9%
AUSTRALIA – 5.4%
Diversified – 5.4%
Dexus	5,418,300	$ 40,553,870
The GPT Group	12,524,868	47,131,597
Total Diversified		87,685,467
Total AUSTRALIA		87,685,467
CANADA – 1.5%
Industrial – 1.5%
Granite Real Estate Investment Trust	620,240	24,174,458
Total CANADA		24,174,458
CHINA – 0.9%
Office – 0.9%
SOHO China Ltd. [1]	41,917,200	14,970,342
Total CHINA		14,970,342
FRANCE – 2.6%
Office – 2.6%
Gecina SA	323,877	41,925,916
Total FRANCE		41,925,916
GERMANY – 6.2%
Office – 2.1%
alstria office REIT-AG	2,481,652	34,744,959
Residential – 4.1%
Vonovia SE	1,458,255	65,736,621
Total GERMANY		100,481,580
HONG KONG – 5.2%
Diversified – 3.2%
CK Asset Holdings Ltd.	2,357,896	17,251,734
Wharf Real Estate Investment Company Ltd.	5,556,712	33,234,226
Total Diversified		50,485,960
Office – 2.0%
Hongkong Land Holdings Ltd.	5,166,900	32,572,840
Total HONG KONG		83,058,800
JAPAN – 14.1%
Diversified – 2.0%
Activia Properties, Inc.	3,494	14,195,682
Invincible Investment Corp.	43,890	18,102,088
Total Diversified		32,297,770
Office – 9.9%
Daiwa Office Investment Corp.	1,482	9,348,338
Hulic Reit, Inc.	5,286	8,207,950
Kenedix Office Investment Corp.	1,439	9,184,879
Mitsubishi Estate Company Ltd.	4,257,103	66,979,170
Mitsui Fudosan Company Ltd.	2,960,152	65,750,623
Total Office		159,470,960

See Notes to Financial Statements.
18Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Residential – 2.2%
Advance Residence Investment Corp.	6,278	$ 17,332,404
Nippon Accommodations Fund, Inc.	3,842	18,556,650
Total Residential		35,889,054
Total JAPAN		227,657,784
SINGAPORE – 1.6%
Diversified – 1.6%
City Developments Ltd.	4,294,757	25,604,113
Total SINGAPORE		25,604,113
SPAIN – 1.5%
Diversified – 1.5%
Merlin Properties Socimi SA	1,952,820	24,123,899
Total SPAIN		24,123,899
UNITED KINGDOM – 9.3%
Diversified – 6.9%
Land Securities Group PLC	7,510,056	77,112,163
The British Land Company PLC	5,109,394	34,745,227
Total Diversified		111,857,390
Industrial – 0.6%
Tritax EuroBox PLC [1,2]	7,825,876	9,232,112
Office – 1.8%
Derwent London PLC	345,200	12,551,943
Great Portland Estates PLC	1,928,082	16,207,512
Total Office		28,759,455
Total UNITED KINGDOM		149,848,957
UNITED STATES – 51.6%
Datacenters – 2.5%
Digital Realty Trust, Inc.	234,600	24,996,630
Equinix, Inc.	45,433	16,017,858
Total Datacenters		41,014,488
Healthcare – 8.2%
HCP, Inc.	1,282,762	35,827,542
Physicians Realty Trust	2,571,471	41,220,680
Ventas, Inc.	488,225	28,605,103
Welltower, Inc.	387,314	26,883,465
Total Healthcare		132,536,790
Hotel – 3.2%
Extended Stay America, Inc.	1,089,076	16,880,678
Park Hotels & Resorts, Inc.	587,722	15,269,018
RLJ Lodging Trust	1,234,923	20,252,736
Total Hotel		52,402,432
Industrial – 3.1%
Prologis, Inc.	846,900	49,729,968

See Notes to Financial Statements.
2018 Annual Report19

Brookfield Global Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Net Lease – 4.5%
EPR Properties	249,800	$ 15,994,694
MGM Growth Properties LLC	1,515,792	40,032,067
VEREIT, Inc.	2,212,237	15,817,495
Total Net Lease		71,844,256
Office – 9.9%
Boston Properties, Inc.	363,207	40,878,948
Cousins Properties, Inc.	2,585,400	20,424,660
Highwoods Properties, Inc.	605,121	23,412,131
Hudson Pacific Properties, Inc.	1,141,555	33,173,588
Kilroy Realty Corp.	663,584	41,726,162
Total Office		159,615,489
Residential – 9.6%
AvalonBay Communities, Inc.	303,900	52,893,795
Essex Property Trust, Inc.	134,549	32,992,760
Mid-America Apartment Communities, Inc.	721,828	69,078,940
Total Residential		154,965,495
Retail – 5.5%
Federal Realty Investment Trust	134,907	15,924,422
Simon Property Group, Inc.	433,133	72,762,013
Total Retail		88,686,435
Self Storage – 5.1%
CubeSmart	843,700	24,205,753
Public Storage	286,000	57,889,260
Total Self Storage		82,095,013
Total UNITED STATES		832,890,366
Total COMMON STOCKS (Cost $1,681,341,653)		1,612,421,682
Total Investments – 99.9% (Cost $1,681,341,653)		1,612,421,682
Other Assets in Excess of Liabilities – 0.1%		1,980,571
TOTAL NET ASSETS – 100.0%		$1,614,402,253

LLC— Limited Liability Company

1	— Non-income producing security.
2	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the total value of all such securities was $9,232,112 or 0.6% of net assets.

See Notes to Financial Statements.
20Brookfield Public Securities Group LLC

Brookfield U.S. Listed Real Estate Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2018, the U.S. Real Estate Fund, Class I had a total return -6.90%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, underperforming the MSCI U.S. REIT Index1, which returned -4.57%.
During the 12-month period ending December 31, 2018, the Retail sector was the leading contributor to relative performance due to stock selection. We did not own a number of underperforming names in the sector during the year. The timing of our overweight exposure to Simon Property Group, Inc. (SPG, Retail) contributed as well. Underweight exposure to the Diversified sector was also a leading contributor to relative returns, as was overweight exposure within the Healthcare sector.
Conversely, the Data Centers sector was the leading detractor from relative returns due to stock selection. The Office sector was also among the leading detractors due to stock selection and overweight exposure, as it was the worst performing property type during the year. Stock selection within Residential also detracted.
By security, the timing of our overweight exposure to Park Hotels & Resorts, Inc. (PK, Hotels) was the leading contributor to relative returns. An overweight allocation to Simon Property Group, Inc. (SPG, Retail) was also a leading contributor. Simon outperformed after reporting better-than-expected earnings, stable occupancy and positive re-leasing spreads. The company also began providing more detail on its redevelopment and development pipeline; and its pipeline of densification opportunities garnered positive attention. Overweight exposure to HCP, Inc. (HCP, Healthcare) was also a leading contributor during the year.
Conversely, overweight exposure to QTS Realty Trust, Inc. (QTS, Data Centers) was the leading detractor from relative returns. The stock declined meaningfully after the company unexpectedly announced a reorganization to exit the Cloud Managed Services business (often referred to as C3), along with a number of management changes. Overweight exposure to RLJ Lodging Trust (RLJ, Hotels) and non-index Extended Stay America, Inc. (STAY, Hotels) were also leading detractors, as the sector was one of the worst performers during the year.
U.S. REAL ESTATE MARKET OVERVIEW
U.S. real estate securities were down 4.6% for the year, as measured by the MSCI US REIT Index1 (the “Benchmark”). By U.S. property type, Office posted the steepest declines during the year (−14.6%), followed by Hotels (−12.6%), Diversified (−7.9%), Retail (−7.2%), Industrial (−2.5%) and Mixed (0.0%). Conversely, Healthcare (+7.7%), Residential (+3.3%) and Self Storage (+2.9%) posted gains during the year.2
U.S. real estate equities, as measured by the MSCI US REIT Index, underperformed the broader U.S. equity market early in 2018 on fears that rising inflation, tighter job markets and fiscal stimulus would accelerate the pace of U.S. interest-rate hikes. Those fears appeared to subside as U.S. real estate equities drifted higher for six straight months through August.
In the final quarter of the year, nearly all asset classes sold off on concerns around slower economic growth as a result of global trade disputes, geopolitical uncertainty and tightening of monetary policies. Real estate equities were not immune to the downturn, but declined substantially less than broader equity markets, with the MSCI US REIT Index down 6.7%, compared to the S&P 500 Index3, which was off 13.5%.
Weakness for the year within the Office and Hotels sectors was largely a result of the clouded outlook on future growth. Performance within U.S. retail diverged, with higher quality operators outperforming those with lower quality portfolios. Conversely, strong performance within the Healthcare sector was driven by improved fundamentals. Self Storage performed well despite supply concerns in a number of major metropolitan areas.4

1 The MSCI US REIT Index (RMS) is a total return market capitalization-weighted index which prices once per day after market close. It is calculated by MSCI and is composed of equity REITs that are included in the MSCI US Investable Market 2500 Index. You cannot invest directly in an index.
2 Sector returns represented by the U.S. portion of the FTSE EPRA NAREIT Developed North America Index. The FTSE EPRA NAREIT
2018 Annual Report21

Brookfield U.S. Listed Real Estate Fund

Developed Index is calculated by the FTSE Group. Performance is calculated by price, total return and net total return and the Index is calculated daily. Constituents must meet minimum market capitalization, liquidity requirements, and real estate activity requirements in order to be included within the Index. North American and Asian companies must be of a minimum of US$200 million in market capitalization with liquidity of US$100 million. European companies are bound by €50 million (approximately $60 million) market cap minimum and liquidity of €25 million (approximately $30 million).
3 The S&P 500® Index is an equity index of 500 widely held, large-capitalization U.S. companies. Special cash dividends trigger a price adjustment in the price return index. Indices are not managed and an investor cannot invest directly in an index.
4 Sector returns represented by the U.S. portion of the FTSE EPRA Nareit Developed North America Index.
Indices are not managed and an investor cannot invest directly in an index.
OUTLOOK
Despite increased expectations that growth may slow in the coming years, the U.S. economy remains healthy and is expected to outperform developed market peers. We do not believe a recession is imminent, but we see elevated risks that growth is likely to slow. As such, we have positioned the portfolio toward what we believe to be more conservative holdings.
Within real estate, supply and demand appear relatively well balanced across most property types, and we are seeing inflationary rental growth. Leverage ratios have declined to the lowest levels ever recorded. In addition, many real estate companies have extended their average debt maturities to lock in lower-for-longer interest expenses moving forward. Our preference for companies with strong balance sheets is unchanged and we remain focused on companies with below average levels of leverage. We believe this is important from a portfolio construction standpoint in the current environment as companies with low leverage have the potential to perform better if we experience a downturn in the current business cycle.
Currently we see opportunities within multifamily residential real estate. New supply appears muted and jobs growth (which is a demand driver for apartments) remains strong. We are seeing attractive discounts to net asset value (NAV) in the Office sector. In particular, we see compelling opportunities in some West Coast and Sunbelt markets.
Conversely, we see fewer opportunities across the broader Retail sector. Our holdings are focused on what we believe to be the highest quality companies that operate in the most attractive markets. We are also less constructive within the Industrial sector amid lofty valuations and supply concerns.
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2018	1 Year	5 Years	Since Inception*
Class A Shares (excluding sales charge)	-7.14%	4.72%	5.00%
Class A Shares (including sales charge)	-11.53%	3.71%	3.99%
Class C Shares (excluding sales charge)	-7.86%	3.98%	4.26%
Class C Shares (including sales charge)	-8.75%	3.98%	4.26%
Class Y Shares	-6.98%	5.04%	5.33%
Class I Shares	-6.90%	4.99%	5.27%
MSCI US REIT Index	-4.57%	7.79%	7.55%

* Classes A, C , Y and I were incepted on December 11, 2013. All returns shown in USD.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75%
22Brookfield Public Securities Group LLC

Brookfield U.S. Listed Real Estate Fund

and the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios in the prospectus dated April 30, 2018, for Class A is 2.22% and 1.20%, Class C is 2.97% and 1.95%, Class Y is 1.97% and 0.95% and Class I is 1.97% and 0.95%, respectively for the year ended December 31, 2017.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2019. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the U.S Real Estate Fund—Class I Shares from the commencement of investment operations on December 11, 2013 to December 31, 2018 compared to the MSCI US REIT Total Return Index.
Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield U.S. Listed Real Estate Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Investors should be aware of the risks involved with investing in a fund concentrating in REITs and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some
2018 Annual Report23

Brookfield U.S. Listed Real Estate Fund

securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, the Fund may be forced to sell at a loss. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Real Estate industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended.
Earnings growth is not a measure of the Fund’s future performance.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018 and subject to change based on subsequent developments.
24Brookfield Public Securities Group LLC

Brookfield U.S. Listed Real Estate Fund
Portfolio Characteristics (Unaudited)
December 31, 2018

ASSET ALLOCATION BY SECTOR	Percent of Net Assets
Office	17.1%
Residential	16.1%
Healthcare	15.0%
Retail	11.2%
Self Storage	10.0%
Net Lease	8.9%
Datacenters	8.2%
Hotel	7.2%
Industrial	5.3%
Other Assets in Excess of Liabilities	1.0%
Total	100.0%

TOP TEN HOLDINGS
Simon Property Group, Inc.	8.8%
Mid-America Apartment Communities, Inc.	7.1%
Public Storage	7.1%
AvalonBay Communities, Inc.	6.0%
Prologis, Inc.	5.3%
Equinix, Inc.	5.2%
Physicians Realty Trust	5.1%
MGM Growth Properties LLC	5.0%
Kilroy Realty Corp.	4.3%
Boston Properties, Inc.	3.8%
2018 Annual Report25

Brookfield U.S. Listed Real Estate Fund
Schedule of Investments
December 31, 2018

	Shares	Value
COMMON STOCKS – 99.0%
Datacenters – 8.2%
Digital Realty Trust, Inc.	3,800	$ 404,890
Equinix, Inc.	2,000	705,120
Total Datacenters		1,110,010
Healthcare – 15.0%
HCP, Inc.	18,400	513,912
Physicians Realty Trust	42,329	678,534
Ventas, Inc.	7,500	439,425
Welltower, Inc.	5,500	381,755
Total Healthcare		2,013,626
Hotel – 7.2%
Extended Stay America, Inc.	19,000	294,500
Park Hotels & Resorts, Inc.	10,036	260,735
RLJ Lodging Trust	24,900	408,360
Total Hotel		963,595
Industrial – 5.3%
Prologis, Inc.	12,200	716,384
Net Lease – 8.9%
EPR Properties	4,100	262,523
MGM Growth Properties LLC	25,384	670,391
VEREIT, Inc.	37,000	264,550
Total Net Lease		1,197,464
Office – 17.1%
Boston Properties, Inc.	4,600	517,730
Cousins Properties, Inc.	48,300	381,570
Highwoods Properties, Inc.	10,500	406,245
Hudson Pacific Properties, Inc.	14,200	412,652
Kilroy Realty Corp.	9,200	578,496
Total Office		2,296,693
Residential – 16.1%
AvalonBay Communities, Inc.	4,600	800,630
Essex Property Trust, Inc.	1,650	404,597
Mid-America Apartment Communities, Inc.	10,000	957,000
Total Residential		2,162,227
Retail – 11.2%
Federal Realty Investment Trust	2,700	318,708
Simon Property Group, Inc.	7,049	1,184,162
Total Retail		1,502,870
Self Storage – 10.0%
CubeSmart	13,800	395,922

See Notes to Financial Statements.
26Brookfield Public Securities Group LLC

Brookfield U.S. Listed Real Estate Fund
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Public Storage	4,700	$ 951,327
Total Self Storage		1,347,249
Total COMMON STOCKS (Cost $13,431,075)		13,310,118
Total Investments – 99.0% (Cost $13,431,075)		13,310,118
Other Assets in Excess of Liabilities – 1.0%		140,700
TOTAL NET ASSETS – 100.0%		$ 13,450,818

LLC— Limited Liability Company

See Notes to Financial Statements.
2018 Annual Report27

Brookfield Real Assets Securities Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE
For the year ended December 31, 2018, the Real Assets Securities Fund, Class I had a total return -8.32%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions, underperforming the Fund’s Blended Index1, which returned -6.11%.
On an absolute performance basis, all asset class components of the strategy detracted during the period.
On a relative to the benchmark performance basis, REIT Preferreds contributed positively due to underweight exposure. Conversely, Global Real Estate was the leading detractor, driven primarily by security selection. Overweight exposure to Metals & Mining Equities was also a leading detractor from relative returns.
In the next section, we provide further detail on the performance of each asset class, along with our outlook for investing in real asset-related securities.
GLOBAL INFRASTRUCTURE SECURITIES
Listed infrastructure returns were negative in 2018, as measured by the Dow Jones Brookfield Global Infrastructure Composite Index2, which declined 8.5% during the year. By region, the Americas was down 6.9%, while Asia Pacific and Europe rose 4.7% and 1.2%, respectively. By sector, Ports declined the most (−26.6%), followed by Water (−7.4%), Airports (−7.1%), Electricity Transmission & Distribution (−6.2%), Oil & Gas Storage & Transportation (−4.6%), Toll Roads (−2.3%) and Diversified (−0.7%). Only Communications (+6.5%) posted positive gains.
As measured by the Alerian MLP Index3, Energy infrastructure continued on its recovery path during the first half of the year, driven by improved sentiment amid strong fundamentals and higher commodity prices. Within the MLP universe, however, returns varied as some companies were more adversely impacted by the surprise announcement in March from the Federal Energy Regulatory Commission (“FERC”) that disallowed an MLP to recover an income tax allowance in its cost of service rates.
The FERC made another surprise announcement on July 18, 2018 with a modified proposal that clarified the original March ruling. The modified proposal, in our view, substantially mitigates the potential rate reductions through the removal of Accumulated Deferred Income Taxes (ADIT) from the rate base by allowing consolidated MLPs to include a federal income tax allowance in certain instances. At a minimum, the additional clarity provided by the modified proposal should ameliorate the uncertainty surrounding those names most impacted by the previous FERC actions.
After posting positive returns through the first three quarters, energy infrastructure stocks, as measured by the Alerian MLP Index2, declined in the fourth quarter as the price of West Texas Intermediate Crude Oil fell more than 35%.
Utilities generally outperformed global equities on a relative basis, especially during the fourth quarter in a flight to quality amid heightened volatility. Overall performance within the group, however, was hindered by California utilities, which underperformed following wildfires in the state. Select U.K. utilities also lagged amid regulatory uncertainty.4
Within the transports sector, ports were hit particularly hard amid global trade disputes. This small group of stocks declined roughly 27% during the year. Airports declined on a clouded outlook for global economic growth, as well as political uncertainty in certain regions. Toll roads fared the best among transports during the year.4
Despite uncertainty with regard to wireless carrier consolidation following the announcement of the T-Mobile and Sprint merger, several larger U.S. communication infrastructure companies posted positive returns during the Period. Certain satellite operators also performed well on speculation related to the C-band spectrum, where the U.S. Federal Communications Commission is considering repurposing a portion of that spectrum for next-generation 5G services.
28Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund

GLOBAL REAL ESTATE SECURITIES
Global real estate securities, as measured by the FTSE EPRA Nareit Developed Index5 declined 4.7% during the year. By region, Europe, North America and Asia Pacific declined 12.1%, 3.9% and 1.5%, respectively.
By U.S. property type, Office posted the steepest declines during the year (−14.6%), followed by Hotels (−12.6%), Diversified (−7.9%), Retail (−7.2%), Industrial (−2.5%) and Mixed (0.0%). Conversely, Healthcare (+7.7%), Residential (+3.3%) and Self Storage (+2.9%) posted gains during the year.
Global real estate equities, as measured by the FTSE EPRA Nareit Developed Index, underperformed the broader equity market early in 2018 on fears that rising inflation, tighter job markets and fiscal stimulus would accelerate the pace of U.S. interest-rate hikes. Those fears appeared to subside throughout the year as global real estate equities drifted higher for six straight months through August.
In the final quarter of the year, nearly all asset classes sold off on concerns around slower economic growth as a result of global trade disputes, geopolitical uncertainty and tightening of monetary policies. Real estate equities were not immune to the downturn, but declined substantially less than broader equity markets, with the FTSE EPRA Nareit Developed Index down 5.5%, compared to the MSCI World Index6, which was off 13.3%.
Weakness for the year within the Office and Hotels sectors was largely a result of the clouded outlook on future growth. Performance within U.S. retail diverged, with higher quality operators outperforming those with lower quality portfolios. Outside the U.S., the malaise that has plagued U.S. retail real estate now appears to be spreading to Europe. Conversely, strong performance within the Healthcare sector was driven by improved fundamentals. Self Storage performed well despite supply concerns in a number of major metropolitan areas.7
FIXED INCOME
The ICE BofA Merrill Lynch Global High Yield Index8 returned −3.3% and the ICE BofA Merrill Lynch Global Corporate Index9 (investment grade) returned −3.5% in 2018.
The drawdown in the fourth quarter did restore some value to credit markets. For the year, spreads widened nearly 170 basis points to approximately 540 at year-end.10 We had been concerned about the below-average spreads for some time, considering the extended cycle. With the selloff, valuations are now closer to their long-term averages, which we believe to be more appropriate for late-cycle credit.

1 The Blended Index for the period from October 1, 2016 forward consists of 35% FTSE EPRA Nareit Developed Index, 5% BofA Merrill Lynch Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% the ICE BofA Merrill Lynch Global High Yield Index and ICE BofA Merrill Lynch Global Corporate Index, weighted 70% and 30%, respectively. For the period from November 19, 2014 through September 30, 2016, the Blended Index consisted of 33.33% Dow Jones Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% the ICE BofA Merrill Lynch Global High Yield Index and ICE BofA Merrill Lynch Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.66% Bloomberg Commodity Index and 3.33% Barclays Global Inflation-Linked Index. The Bloomberg Barclays Global Inflation-Linked Index includes securities which offer the potential for protection against inflation as their cash flows are linked to an underlying inflation index. All securities included in the index have to be issued by an investment-grade rated sovereign in its local currency. The Bloomberg Commodity Index is a broadly diversified index composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metals Exchange. The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including Master Limited Partnerships ("MLPs"). The Dow Jones Brookfield Index is not affiliated with Brookfield and as such, Brookfield does not select securities for inclusion in the index. The ICE BofA Merrill Lynch Global Corporate Index is an unmanaged, commonly accepted measure of the performance of global investment grade corporate securities. Index returns are calculated monthly, assume reinvestment of dividends. The BofA Merrill Lynch Preferred Stock REITs 7% Constrained Index contains all securities in The BofA Merrill Lynch U.S. Fixed Rate Preferred Securities Index that are REITs, but caps issuer exposure at 7%. The S&P Global Natural Resource Equities Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses across three primary commodity related sectors: Agribusiness, Energy and Metals & Mining. The ICE BofA Merrill Lynch Global High Yield Index tracks the performance of below investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P. These indices do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. The ICE BofA Merrill Lynch Global Corporate Index and The ICE BofA Merrill Lynch Global High Yield Index are used with permission by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofAML"). BofAML permits use of the BofAML indices and related data on an "As Is" Basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of
2018 Annual Report29

Brookfield Real Assets Securities Fund

the foregoing, and does not sponsor, endorse, or recommend Brookfield Public Securities Group LLC, or any of its products or services.
2 The Dow Jones Brookfield Global Infrastructure Composite Index is calculated and maintained by S&P Dow Jones Indices and comprises infrastructure companies with at least 70% of its annual cash flows derived from owning and operating infrastructure assets, including MLPs.
3 The Alerian MLP Index is a composite of the 50 most prominent energy MLPs calculated by Standard & Poor’s using a float-adjusted market-capitalization methodology. The index is disseminated by the New York Stock Exchange real-time on a price return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX).
4 Sector returns are represented by direct subsets of the Dow Jones Brookfield Global Infrastructure Index.
5 The FTSE EPRA NAREIT Developed Index is calculated by the FTSE Group. Performance is calculated by price, total return and net total return and the Index is calculated daily. Constituents must meet minimum market capitalization, liquidity requirements, and real estate activity requirements in order to be included within the Index. North American and Asian companies must be of a minimum of US$200 million in market capitalization with liquidity of US$100 million. European companies are bound by €50 million (approximately $60 million) market cap minimum and liquidity of €25 million (approximately $30 million).
6 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
7 Sector returns represented by the U.S. portion of the FTSE EPRA Nareit Developed North America Index.
8 The ICE BofA Merrill Lynch Global High Yield Index tracks the performance of below investment-grade but not in default U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below as rated by Moody's and S&P.
9 The ICE BofA Merrill Lynch Global Corporate Index is an unmanaged, commonly accepted measure of the performance of global investment grade corporate securities. Index returns are calculated monthly, assume reinvestment of dividends.
10 As measured by the spread-to-worst of the ICE BofAML US High Yield Index. Spread-to-worst measures the difference from the worst performing security to the best, and can be seen as a measure of dispersion of returns within a given market or between markets.
Indices are not managed and an investor cannot invest directly in an index.
OUTLOOK
From a macroeconomic perspective, our projections for global growth have been adjusted modestly lower. Notable headwinds are global trade policies, Brexit, Italy and potentially slowing growth in China. We believe the U.S. economy is fundamentally strong and likely to lead developed economies, while growth in China is likely dependent on the success of government stimulus. Recent data suggest that inflation is likely to be lower than previously anticipated. We see potential inflationary pressures from U.S. stimulus, China stimulus and tariffs. Conversely, deflationary pressures are likely to include declining oil prices, a stable U.S. labor market and slowing U.S. home price appreciation.
AVERAGE ANNUAL TOTAL RETURNS
As of December 31, 2018	1 Year	Since Inception*
Class A Shares (excluding sales charge)	-8.50%	-1.21%
Class A Shares (including sales charge)	-12.86%	-2.38%
Class C Shares (excluding sales charge)	-8.90%	-1.80%
Class C Shares (including sales charge)	-9.78%	-1.80%
Class Y Shares	-8.31%	-1.11%
Class I Shares	-8.32%	-1.14%
MSCI World Index	-8.20%	4.68% [1]
S&P Real Assets Index[4]	-5.92%	N/A [2]
Blended Index[5]	-6.11%	0.64% [3]

* Classes A, C , Y and I were incepted on November 19, 2014. All returns shown in USD.
1 The MSCI World Index (USD) references Class I’s inception date.
2 Data for the S&P Real Assets Index is unavailable prior to its inception date of December 31, 2015.
3 The Blended Index references Class I's inception date.
4 The S&P Real Assets Index measures global property, infrastructure, commodities and inflation-linked bonds using liquid component indexes that track equities (representing 50% of the index), fixed income (representing 40% of the index) and futures (representing 10% of the index).
5 The Blended Index for the period from October 1, 2016 forward consists of 35% FTSE EPRA Nareit Developed Index, 5% BofA Merrill Lynch Preferred Stock REITs 7% Constrained Index, 40% Dow Jones Brookfield Global Infrastructure Index, 5% Alerian MLP Index, and 15% the ICE BofA Merrill Lynch Global High Yield Index and ICE BofA Merrill Lynch Global Corporate Index, weighted 70% and 30%, respectively. For the
30Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund

period from November 19, 2014 through September 30, 2016, the Blended Index consisted of 33.33% Dow Jones Brookfield Global Infrastructure Composite Index, 33.33% FTSE EPRA Nareit Developed Index, 13.33% the BofA Merrill Lynch Global High Yield Index and BofA Merrill Lynch Global Corporate Index, weighted 70% and 30%, respectively, 10% S&P Global Natural Resources Index, 6.66% Bloomberg Commodity Index and 3.33% Barclays Global Inflation-Linked Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed markets.
The table and graphs do not reflect the deductions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855.244.4859. Performance shown including sales charge reflects the Class A maximum sales charge of 4.75% and the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance data excluding sales charge does not reflect the deduction of the sales charge or CDSC and if reflected, the sales charge or fee would reduce the performance quoted.
The Fund’s gross and net expense ratios in the prospectus dated April 30, 2018, for Class A is 1.82% and 1.35%, Class C is 2.57% and 2.10%, Class Y is 1.57% and 1.10% and Class I is 1.57% and 1.10%, respectively for the year ended December 31, 2017.
The Adviser has contractually agreed to reimburse the Fund's expenses through May 1, 2019. There is no guarantee that such reimbursement will be continued after that date.
The graphs below illustrate a hypothetical investment of $10,000 in the Real Assets Securities Fund—Class I Shares from the commencement of investment operations on November 19, 2014 to December 31, 2018 compared to the MSCI World Index.
Class I Shares
Disclosure
The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance
2018 Annual Report31

Brookfield Real Assets Securities Fund

that the Brookfield Real Assets Securities Fund currently holds these securities. Please refer to the Schedule of Investments contained in this report for a full listing of fund holdings.
Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investing in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of nationalization, confiscation or the imposition of restrictions on foreign investment. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Some securities held may be difficult to sell, particularly during times of market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption, it may be forced to sell at a loss. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Using derivatives exposes the Fund to additional risks, may increase the volatility of the Fund’s net asset value and may not provide the result intended. Since the Fund will invest more than 25% of its total assets in securities in the Infrastructure industry, the Fund may be subject to greater volatility than a fund that is more broadly diversified.
A Basis Point is one hundredth of one percent (0.01%). Cash flow refers to the amount of cash generated and used by a company over a given period.
Earnings growth is not a measure of the Fund’s future performance.
These views represent the opinions of Brookfield Public Securities Group LLC and are not intended to predict or depict the performance of any investment. These views are as of the close of business on December 31, 2018 and subject to change based on subsequent developments.
32Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Portfolio Characteristics (Unaudited)
December 31, 2018

ASSET ALLOCATION BY SECTOR	Percent of Total Investments
Infrastructure Equities
— Global Infrastructure	42.6%
— Master Limited Partnerships	6.0%
Total Infrastructure Equities	48.6%
Real Estate Equities
— Global Real Estate Equities	32.8%
— REIT Preferreds	3.4%
Total Real Estate Equities	36.2%
Real Asset Debt	15.2%
Total	100.0%

ASSET ALLOCATION BY GEOGRAPHY	Percent of Net Assets
United States	59.8%
Canada	8.6%
United Kingdom	6.4%
Japan	4.5%
France	4.4%
Australia	3.3%
Hong Kong	1.9%
Germany	1.8%
China	1.7%
Spain	1.6%
Italy	1.2%
Denmark	1.0%
New Zealand	0.6%
Luxembourg	0.5%
Brazil	0.4%
Singapore	0.4%
Mexico	0.3%
Argentina	0.1%
Other Assets in Excess of Liabilities	1.5%
Total	100.0%

ASSET ALLOCATION BY SECURITY TYPE	Percent of Net Assets
Common Stocks	80.8%
Convertible Preferred Stocks	0.5%
Real Asset Debt	14.5%
Preferred Stocks	2.7%
Other Assets in Excess of Liabilities	1.5%
Total	100.0%

2018 Annual Report33

Brookfield Real Assets Securities Fund
Portfolio Characteristics (Unaudited)(continued)
December 31, 2018

TOP TEN HOLDINGS	Percent of Net Assets
American Tower Corp.	3.7%
Enbridge, Inc.	3.6%
The Williams Companies, Inc.	2.9%
Kinder Morgan, Inc.	2.9%
National Grid PLC	2.6%
Vinci SA	2.4%
Crown Castle International Corp.	1.7%
Land Securities Group PLC	1.4%
Pembina Pipeline Corp.	1.4%
Simon Property Group, Inc.	1.3%
34Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments
December 31, 2018

	Shares	Value
COMMON STOCKS – 80.8%
ARGENTINA – 0.1%
Airports – 0.1%
Corporacion America Airports SA	5,586	$ 37,035
Total ARGENTINA		37,035
AUSTRALIA – 3.3%
Diversified – 1.6%
Dexus	55,200	413,151
The GPT Group	132,300	497,850
Total Diversified		911,001
Pipelines – 0.5%
APA Group	53,600	321,072
Toll Roads – 1.2%
Transurban Group	83,132	682,305
Total AUSTRALIA		1,914,378
BRAZIL – 0.4%
Toll Roads – 0.4%
CCR SA	41,913	120,884
EcoRodovias Infraestrutura e Logistica SA	58,800	142,055
Total Toll Roads		262,939
Total BRAZIL		262,939
CANADA – 7.9%
Industrial – 0.5%
Granite Real Estate Investment Trust	6,724	262,074
Pipelines – 7.0%
Enbridge, Inc.	15,475	480,963
Enbridge, Inc.	67,618	2,100,556
Pembina Pipeline Corp.	26,900	798,212
TransCanada Corp.	20,371	727,429
Total Pipelines		4,107,160
Renewables/Electric Generation – 0.4%
Emera, Inc.	8,000	256,138
Total CANADA		4,625,372
CHINA – 1.7%
Communications – 0.2%
China Tower Corporation Ltd. [1]	674,800	127,606
Gas Utilities – 0.8%
ENN Energy Holdings Ltd.	48,700	432,834
Office – 0.3%
SOHO China Ltd. [2]	486,400	173,713
Pipelines – 0.2%
Kunlun Energy Company Ltd.	127,700	135,679
Ports – 0.2%
China Merchants Port Holdings Company Ltd.	68,539	123,234
Total CHINA		993,066

See Notes to Financial Statements.
2018 Annual Report35

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
DENMARK – 1.0%
Renewables/Electric Generation – 1.0%
Orsted A/S [1]	8,400	$ 562,109
Total DENMARK		562,109
FRANCE – 4.4%
Airports – 0.3%
Aeroports de Paris	1,000	189,627
Communications – 0.3%
Eutelsat Communications SA	9,600	189,131
Office – 0.7%
Gecina SA	3,300	427,185
Renewables/Electric Generation – 0.7%
Engie SA	27,600	396,555
Toll Roads – 2.4%
Vinci SA	16,700	1,373,276
Total FRANCE		2,575,774
GERMANY – 1.8%
Office – 0.6%
alstria office REIT-AG	25,073	351,041
Residential – 1.2%
Vonovia SE	15,216	685,921
Total GERMANY		1,036,962
HONG KONG – 1.9%
Diversified – 0.9%
CK Asset Holdings Ltd.	24,794	181,407
Wharf Real Estate Investment Company Ltd.	59,287	354,591
Total Diversified		535,998
Gas Utilities – 0.4%
Hong Kong & China Gas Company Ltd.	112,784	233,017
Office – 0.6%
Hongkong Land Holdings Ltd.	53,743	338,803
Total HONG KONG		1,107,818
ITALY – 1.2%
Toll Roads – 1.2%
Atlantia SpA	35,200	728,470
Total ITALY		728,470
JAPAN – 4.5%
Airports – 0.4%
Japan Airport Terminal Company Ltd.	6,000	207,417
Diversified – 0.5%
Activia Properties, Inc.	32	130,012
Invincible Investment Corp.	382	157,553
Total Diversified		287,565

See Notes to Financial Statements.
36Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Office – 2.8%
Daiwa Office Investment Corp.	14	$ 88,311
Hulic Reit, Inc.	65	100,930
Kenedix Office Investment Corp.	14	89,359
Mitsubishi Estate Company Ltd.	43,586	685,761
Mitsui Fudosan Company Ltd.	31,255	694,233
Total Office		1,658,594
Rail – 0.1%
East Japan Railway Co.	800	70,648
Residential – 0.7%
Advance Residence Investment Corp.	69	190,496
Nippon Accommodations Fund, Inc.	52	251,157
Total Residential		441,653
Total JAPAN		2,665,877
MEXICO – 0.3%
Toll Roads – 0.3%
Promotora y Operadora de Infraestructura SAB de CV	18,078	172,797
Total MEXICO		172,797
NEW ZEALAND – 0.6%
Airports – 0.6%
Auckland International Airport Ltd.	73,432	354,415
Total NEW ZEALAND		354,415
SINGAPORE – 0.4%
Diversified – 0.4%
City Developments Ltd.	43,781	261,010
Total SINGAPORE		261,010
SPAIN – 1.6%
Diversified – 0.4%
Merlin Properties Socimi SA	20,852	257,592
Toll Roads – 1.2%
Ferrovial SA	33,171	671,803
Total SPAIN		929,395
UNITED KINGDOM – 5.9%
Diversified – 2.1%
Land Securities Group PLC	79,757	818,933
The British Land Company PLC	56,900	386,935
Total Diversified		1,205,868
Electricity Transmission & Distribution – 2.6%
National Grid PLC	153,133	1,498,150
Industrial – 0.1%
Tritax EuroBox PLC [1]	76,800	90,600
Office – 0.5%
Derwent London PLC	3,531	128,392

See Notes to Financial Statements.
2018 Annual Report37

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Great Portland Estates PLC	21,306	$ 179,099
Total Office		307,491
Water – 0.6%
Severn Trent PLC	15,100	350,028
Total UNITED KINGDOM		3,452,137
UNITED STATES – 43.8%
Communications – 5.4%
American Tower Corp.	13,600	2,151,384
Crown Castle International Corp.	9,100	988,533
Total Communications		3,139,917
Datacenters – 0.7%
Digital Realty Trust, Inc.	2,400	255,720
Equinix, Inc.	500	176,280
Total Datacenters		432,000
Electricity Transmission & Distribution – 2.5%
Edison International	7,900	448,483
PG&E Corp.	13,884	329,746
Sempra Energy	6,300	681,597
Total Electricity Transmission & Distribution		1,459,826
Gas Utilities – 2.0%
Atmos Energy Corp.	5,900	547,048
NiSource, Inc.	24,200	613,470
Total Gas Utilities		1,160,518
Healthcare – 2.4%
HCP, Inc.	13,600	379,849
Physicians Realty Trust	26,956	432,105
Ventas, Inc.	5,100	298,809
Welltower, Inc.	4,000	277,640
Total Healthcare		1,388,403
Hotel – 1.0%
Extended Stay America, Inc.	12,900	199,950
Park Hotels & Resorts, Inc.	6,630	172,247
RLJ Lodging Trust	14,500	237,800
Total Hotel		609,997
Industrial – 0.9%
Prologis, Inc.	8,900	522,608
Master Limited Partnerships – 5.7%
Energy Transfer LP	38,343	506,516
Enterprise Products Partners LP	19,695	484,300
Magellan Midstream Partners LP	8,239	470,117
MPLX LP	16,079	487,194
Phillips 66 Partners LP	10,782	454,030
Plains All American Pipeline LP	23,158	464,086
Western Gas Partners LP	11,088	468,246
Total Master Limited Partnerships		3,334,489

See Notes to Financial Statements.
38Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
COMMON STOCKS (continued)
Midstream – 6.3%
Cheniere Energy, Inc. [2]	10,300	$ 609,657
ONEOK, Inc.	12,481	673,350
Targa Resources Corp.	19,616	706,568
The Williams Companies, Inc.	78,199	1,724,288
Total Midstream		3,713,863
Net Lease – 1.3%
EPR Properties	2,600	166,478
MGM Growth Properties LLC	16,177	427,235
VEREIT, Inc.	24,500	175,175
Total Net Lease		768,888
Office – 2.9%
Boston Properties, Inc.	3,800	427,690
Cousins Properties, Inc.	27,600	218,040
Highwoods Properties, Inc.	6,700	259,223
Hudson Pacific Properties, Inc.	12,110	351,917
Kilroy Realty Corp.	7,300	459,024
Total Office		1,715,894
Pipelines – 2.9%
Kinder Morgan, Inc.	111,123	1,709,072
Renewables/Electric Generation – 3.9%
American Electric Power Company, Inc.	5,900	440,966
CMS Energy Corp.	10,700	531,255
Entergy Corp.	6,900	593,883
FirstEnergy Corp.	15,300	574,515
NRG Energy, Inc.	3,200	126,720
Total Renewables/Electric Generation		2,267,339
Residential – 2.8%
AvalonBay Communities, Inc.	3,200	556,960
Essex Property Trust, Inc.	1,425	349,424
Mid-America Apartment Communities, Inc.	7,700	736,890
Total Residential		1,643,274
Retail – 1.6%
Federal Realty Investment Trust	1,400	165,256
Simon Property Group, Inc.	4,565	766,874
Total Retail		932,130
Self Storage – 1.5%
CubeSmart	9,000	258,210
Public Storage	3,000	607,230
Total Self Storage		865,440
Total UNITED STATES		25,663,658
Total COMMON STOCKS (Cost $47,669,155)		47,343,212

See Notes to Financial Statements.
2018 Annual Report39

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
CONVERTIBLE PREFERRED STOCK – 0.5%
UNITED STATES – 0.5%
Office – 0.5%
Equity Commonwealth, Series D, 6.50%	11,724	$ 296,031
Total UNITED STATES		296,031
Total CONVERTIBLE PREFERRED STOCK (Cost $292,197)		296,031

	Principal Amount (000's)	Value
CORPORATE CREDIT – 14.5%
CANADA – 0.7%
Metals & Mining – 0.4%
Hudbay Minerals, Inc., 7.63%, 01/15/25[1]	$ 125	$ 122,188
Kinross Gold Corp., 5.95%, 03/15/24	125	124,375
Total Metals & Mining		246,563
Oil Gas Transportation & Distribution – 0.3%
Enbridge, Inc., 6.25%, 03/01/78[3]	150	134,795
Total CANADA		381,358
LUXEMBOURG – 0.5%
Basic Industrial – 0.3%
INEOS Group Holdings SA, 5.63%, 08/01/24[1]	200	177,200
Metals & Mining – 0.2%
ArcelorMittal, 6.13%, 06/01/25	125	130,314
Total LUXEMBOURG		307,514
UNITED KINGDOM – 0.5%
Infrastructure Services – 0.5%
Ashtead Capital, Inc., 5.63%, 10/01/24[1]	275	277,750
Total UNITED KINGDOM		277,750
UNITED STATES – 12.8%
Basic Industrial – 0.3%
Olin Corp., 5.00%, 02/01/30	200	175,250
Construction & Building Materials – 0.7%
PulteGroup, Inc., 6.38%, 05/15/33	225	205,313
Toll Brothers Finance Corp., 4.88%, 11/15/25	225	210,375
Total Construction & Building Materials		415,688
Energy – 1.1%
EP Energy LLC, 8.00%, 11/29/24[1]	150	111,750
Parsley Energy LLC, 5.25%, 08/15/25[1]	100	90,500
Pattern Energy Group, Inc., 5.88%, 02/01/24[1]	200	193,000
Range Resources Corp., 5.75%, 06/01/21	250	241,875
Total Energy		637,125
Health Facilities – 0.9%
HCA, Inc., 5.25%, 06/15/26	400	397,000
Tenet Healthcare Corp., 8.13%, 04/01/22	150	150,375
Total Health Facilities		547,375

See Notes to Financial Statements.
40Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2018

	Principal Amount (000's)	Value
CORPORATE CREDIT (continued)
Infrastructure Services – 0.7%
Terex Corp., 5.63%, 02/01/25[1]	$ 200	$ 186,250
United Rentals North America, Inc., 5.75%, 11/15/24	225	216,563
Total Infrastructure Services		402,813
Leisure – 1.1%
Boyd Gaming Corp., 6.38%, 04/01/26	150	145,125
GLP Capital LP, 5.38%, 04/15/26	200	197,802
MGM Growth Properties Operating Partnership LP, 5.63%, 05/01/24	275	272,250
Total Leisure		615,177
Media – 0.8%
CCO Holdings LLC, 5.88%, 05/01/27[1]	250	242,500
CSC Holdings LLC, 5.25%, 06/01/24	275	251,969
Total Media		494,469
Metals & Mining – 0.4%
Alcoa Nederland Holding BV, 7.00%, 09/30/26[1]	250	255,000
Oil Gas Transportation & Distribution – 2.0%
AmeriGas Partners LP, 5.50%, 05/20/25	250	228,750
Antero Midstream Partners LP, 5.38%, 09/15/24	150	139,875
Blue Racer Midstream LLC, 6.13%, 11/15/22[1]	200	193,000
Crestwood Midstream Partners LP, 6.25%, 04/01/23	100	96,250
Genesis Energy LP, 6.50%, 10/01/25	225	198,000
Holly Energy Partners LP, 6.00%, 08/01/24[1]	175	171,500
Targa Resources Partners LP, 5.25%, 05/01/23	125	122,500
Total Oil Gas Transportation & Distribution		1,149,875
Real Estate – 0.5%
Hospitality Properties Trust, 4.95%, 02/15/27	150	146,981
Lamar Media Corp., 5.38%, 01/15/24	175	175,000
Total Real Estate		321,981
Telecommunication Services – 2.9%
American Tower Corp., 3.60%, 01/15/28	175	163,509
Crown Castle International Corp., 3.80%, 02/15/28	125	118,286
CyrusOne LP, 5.38%, 03/15/27	250	242,500
Digital Realty Trust LP, 3.70%, 08/15/27	174	164,602
Equinix, Inc., 5.38%, 05/15/27	225	219,938
SBA Communications Corp., 4.88%, 09/01/24	250	235,000
Sprint Capital Corp., 6.88%, 11/15/28	150	141,750
T-Mobile USA, Inc., 6.50%, 01/15/26	150	153,000
Zayo Group LLC, 6.00%, 04/01/23	150	142,142
Zayo Group LLC, 5.75%, 01/15/27[1]	100	89,250
Total Telecommunication Services		1,669,977
Transportation – 0.2%
Watco Companies LLC, 6.38%, 04/01/23[1]	125	125,313
Utility – 1.2%
AES Corp., 4.88%, 05/15/23	150	146,625

See Notes to Financial Statements.
2018 Annual Report41

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2018

	Principal Amount (000's)	Value
CORPORATE CREDIT (continued)
Ameren Corp., 2.70%, 11/15/20	$ 100	$ 98,663
Clearway Energy Operating LLC, 5.38%, 08/15/24	175	166,250
NRG Energy, Inc., 6.63%, 01/15/27	175	176,313
WEC Energy Group, Inc., 2.45%, 06/15/20	100	98,821
Total Utility		686,672
Total UNITED STATES		7,496,715
Total CORPORATE CREDIT (Cost $8,912,571)		8,463,337

	Shares	Value
PREFERRED STOCKS – 2.7%
UNITED STATES – 2.7%
Datacenters – 0.3%
Digital Realty Trust, Inc., Series G, 5.88%	2,589	$ 60,790
Digital Realty Trust, Inc., Series J, 5.25%	4,100	85,895
Total Datacenters		146,685
Diversified – 0.3%
PS Business Parks, Inc., Series W, 5.20%	3,100	64,139
PS Business Parks, Inc., Series Y, 5.20%	6,400	131,520
Total Diversified		195,659
Industrial – 0.3%
Rexford Industrial Realty, Inc., Series A, 5.88%	4,900	109,564
Rexford Industrial Realty, Inc., Series B, 5.88%	4,200	92,358
Total Industrial		201,922
Net Lease – 0.3%
National Retail Properties, Inc., Series F, 5.20%	2,500	52,250
Spirit Realty Capital, Inc., Series A, 6.00%	5,400	108,000
Total Net Lease		160,250
Office – 0.1%
Vornado Realty Trust, Series M, 5.25%	3,000	61,650
Residential – 0.3%
American Homes 4 Rent, Series E, 6.35%	3,400	75,310
American Homes 4 Rent, Series F, 5.88%	2,000	41,200
American Homes 4 Rent, Series G, 5.88%	1,900	38,969
Total Residential		155,479
Retail – 0.3%
Federal Realty Investment Trust, Series C, 5.00%	6,200	129,270
SITE Centers Corp., Series K, 6.25%	3,132	68,810
Total Retail		198,080
Self Storage – 0.8%
Public Storage, Series D, 4.95%	9,500	199,785
Public Storage, Series F, 5.15%	4,700	101,332

See Notes to Financial Statements.
42Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Schedule of Investments (continued)
December 31, 2018

	Shares	Value
PREFERRED STOCKS (continued)
Public Storage, Series G, 5.05%	8,700	$ 185,571
Total Self Storage		486,688
Total UNITED STATES		1,606,413
Total PREFERRED STOCKS (Cost $1,846,870)		1,606,413
Total Investments – 98.5% (Cost $58,720,793)		57,708,993
Other Assets in Excess of Liabilities – 1.5%		870,462
TOTAL NET ASSETS – 100.0%		$ 58,579,455

LP— Limited Partnership
LLC— Limited Liability Company

1	— Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the total value of all such securities was $3,015,516 or 5.1% of net assets.
2	— Non-income producing security.
3	— Variable rate security –Interest rate is based on reference rate and spread or based on the underlying assets. Interest rate may also be subject to a cap or floor.

See Notes to Financial Statements.
2018 Annual Report43

BROOKFIELD INVESTMENT FUNDS
Statements of Assets and Liabilities
December 31, 2018

	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Assets:
Investments in securities, at value (Note 2)	$178,061,419	$1,612,421,682	$13,310,118	$57,708,993
Cash	16,071,634	367	317,085	292,890
Dividends and interest receivable	704,137	9,541,739	74,984	366,549
Receivable for fund shares sold	4,056,694	10,368,542	—	—
Receivable for investments sold	22,934	19,852,134	—	891,966
Prepaid expenses	45,404	70,892	39,299	41,695
Total assets	198,962,222	1,652,255,356	13,741,486	59,302,093
Liabilities:
Payable for investments purchased	4,959,354	755,714	67,655	453,846
Payable for fund shares purchased	1,107,681	10,254,003	177,763	172,628
Payable for credit facility (Note 6)	—	25,243,000	—	—
Distribution fee payable	159,650	40,937	3,684	119
Investment advisory fee payable, net (Note 3)	116,961	1,070,111	1,779	26,753
Administration fee payable, net (Note 3)	23,666	223,577	2,868	8,391
Trustees' fee payable	2,500	11,425	1,474	1,757
Accrued expenses	62,648	254,336	35,445	59,144
Total liabilities	6,432,460	37,853,103	290,668	722,638
Commitments and contingencies (Note 8)
Net Assets	$192,529,762	$1,614,402,253	$13,450,818	$58,579,455
Composition of Net Assets:
Paid-in capital	$202,938,474	$1,747,188,620	$14,533,462	$67,832,143
Accumulated losses	(10,408,712)	(132,786,367)	(1,082,644)	(9,252,688)
Net assets applicable to capital shares outstanding	$192,529,762	$1,614,402,253	$13,450,818	$58,579,455
Total investments at cost	$166,935,891	$1,681,341,653	$13,431,075	$58,720,793
Net Assets
Class A Shares — Net Assets	$ 6,272,761	$ 5,556,306	$ 56,196	$ 3,042
Shares outstanding	557,440	471,419	6,114	367
Net asset value and redemption price per share	$ 11.25	$ 11.79	$ 9.19	$ 8.30*
Offering price per share based on a maximum sales charge of 4.75%	$ 11.81	$ 12.38	$ 9.65	$ 8.71
Class C Shares — Net Assets	$ 8,575,534	$ 7,949,251	$ 37,276	$ 28,757
Shares outstanding	771,756	678,269	4,060	3,456
Net asset value and redemption price per share	$ 11.11	$ 11.72	$ 9.18	$ 8.32
Class Y Shares — Net Assets	$ 61,973,982	$1,211,816,111	$ 117,918	$ 7,408,860
Shares outstanding	5,498,566	102,662,462	12,867	904,486
Net asset value and redemption price per share	$ 11.27	$ 11.80	$ 9.16	$ 8.19
Class I Shares — Net Assets	$115,707,485	$ 389,080,585	$13,239,428	$51,138,796
Shares outstanding	10,259,813	32,995,102	1,449,603	6,252,919
Net asset value and redemption price per share	$ 11.28	$ 11.79	$ 9.13	$ 8.18

*	Net asset value does not recalculate due to fractional shares outstanding.

See Notes to Financial Statements.
44Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Statements of Operations
For the Year Ended December 31, 2018

	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Investment Income:
Dividends (net of foreign withholding tax of $507,327, $2,725,401, $0 and $114,030)	$ 6,167,588	$ 60,845,415	$ 839,358	$ 2,037,948
Distributions from master limited partnerships and real estate investment trusts	3,357,363	20,314,288	204,507	857,087
Total dividends and distributions	9,524,951	81,159,703	1,043,865	2,895,035
Interest	—	—	—	481,836
Less return of capital distributions from Corporations	(3,357,363)	(20,314,288)	(204,507)	(857,087)
Total investment income	6,167,588	60,845,415	839,358	2,519,784
Expenses:
Investment advisory fees (Note 3)	1,885,498	14,678,653	191,205	663,738
Administration fees (Note 3)	332,735	2,935,731	38,241	117,130
Distribution fees — Class A	17,552	14,907	129	17
Distribution fees — Class C	84,547	50,289	3,439	63
Registration fees	95,360	97,291	78,752	75,278
Audit and tax services	77,409	40,055	40,057	44,732
Transfer agent fees	71,328	153,709	46,664	55,903
Custodian fees	56,860	235,611	9,572	65,090
Trustees' fees	31,029	142,481	18,274	21,730
Fund accounting fees	26,404	194,990	5,182	28,468
Legal fees	23,227	106,478	14,563	18,135
Miscellaneous	17,143	90,315	4,929	10,415
Insurance	15,511	125,588	1,750	4,982
Interest expense	9,063	68,641	—	1,932
Reports to shareholders	8,882	118,375	4,877	6,983
Total operating expenses	2,752,548	19,053,114	457,634	1,114,596
Less expenses reimbursed by the investment adviser (Note 3)	(210,393)	(394,958)	(211,872)	(255,561)
Net expenses	2,542,155	18,658,156	245,762	859,035
Net investment income	3,625,433	42,187,259	593,596	1,660,749
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Foreign Currency Translations:
Net realized gain (loss) on:
Investments	6,646,665	(20,557,790)	(220,515)	(2,185,590)
Foreign currency transactions	(130,337)	371,394	—	(15,562)
Net realized gain (loss)	6,516,328	(20,186,396)	(220,515)	(2,201,152)
Net change in unrealized depreciation on:
Investments	(25,222,354)	(172,927,116)	(1,250,435)	(5,440,620)
Foreign currency translations	(14,663)	(79,707)	—	(3,121)
Net change in unrealized depreciation	(25,237,017)	(173,006,823)	(1,250,435)	(5,443,741)
Net realized and unrealized loss	(18,720,689)	(193,193,219)	(1,470,950)	(7,644,893)
Net decrease in net assets resulting from operations	$(15,095,256)	$(151,005,960)	$ (877,354)	$(5,984,144)

See Notes to Financial Statements.
2018 Annual Report45

BROOKFIELD INVESTMENT FUNDS
Statements of Changes in Net Assets

	Infrastructure Fund		Global Real Estate Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 3,625,433	$ 3,984,814	$ 42,187,259	$ 45,645,881
Net realized gain (loss) on investments and foreign currency transactions	6,516,328	24,203,907	(20,186,396)	8,000,009
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(25,237,017)	(1,113,719)	(173,006,823)	119,706,958
Net increase (decrease) in net assets resulting from operations	(15,095,256)	27,075,002	(151,005,960)	173,352,848
Distributions to Shareholders:
From distributable earnings:
Class A shares	(32,024)	(395,580) [1]	(113,566)	(358,082) [1]
Class C shares	(34,542)	(239,956) [1]	(83,862)	(191,056) [1]
Class Y shares	(312,543)	(1,328,308) [1]	(30,959,754)	(56,872,227) [1]
Class I shares	(766,298)	(4,511,761) [1]	(9,134,875)	(17,892,628) [1]
From return of capital:
Class A shares	(205,679)	(219,244)	(104,732)	—
Class C shares	(221,851)	(132,992)	(77,339)	—
Class Y shares	(2,007,379)	(736,192)	(28,551,430)	—
Class I shares	(4,921,745)	(2,500,570)	(8,424,281)	—
Total distributions paid	(8,502,061)	(10,064,603)	(77,449,839)	(75,313,993)
Capital Share Transactions (Note 6):
Subscriptions	67,033,202	47,278,421	568,411,445	1,029,453,076
Reinvestment of distributions	7,547,487	9,215,399	55,489,872	54,731,784
Redemptions	(103,066,195)	(81,097,810)	(783,725,755)	(643,512,980)
Net increase (decrease) in capital share transactions	(28,485,506)	(24,603,990)	(159,824,438)	440,671,880
Total increase (decrease) in net assets	(52,082,823)	(7,593,591)	(388,280,237)	538,710,735
Net Assets:
Beginning of year	244,612,585	252,206,176	2,002,682,490	1,463,971,755
End of year	$ 192,529,762	$244,612,585 [2]	$1,614,402,253	$2,002,682,490 [2]

[1]	The Securities and Exchange Commission (“SEC”) eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the distributions to shareholders for the Infrastructure Fund were from net investment income and totaled $395,580, $239,956, $1,328,308 and $4,511,761 for Class A, Class C, Class Y and Class I, respectively. For the year ended December 31, 2017, the distributions to shareholders for the Global Real Estate Fund were from net investment income and totaled $358,082, $191,056, $56,872,227 and $17,892,628 for Class A, Class C, Class Y and Class I, respectively.
[2]	The SEC eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $(5,816,287) and $(16,637,113) for the Infrastructure Fund and Global Real Estate Fund, respectively.

See Notes to Financial Statements.
46Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Statements of Changes in Net Assets (continued)

	U.S. Real Estate Fund		Real Assets Securities Fund
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$ 593,596	$ 663,869	$ 1,660,749	$ 1,489,447
Net realized gain (loss) on investments and foreign currency transactions	(220,515)	16,080	(2,201,152)	880,615
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(1,250,435)	103,935	(5,443,741)	3,686,583
Net increase (decrease) in net assets resulting from operations	(877,354)	783,884	(5,984,144)	6,056,645
Distributions to Shareholders:
From distributable earnings:
Class A shares	(1,060)	(3,498) [1]	(55)	(58) [1]
Class C shares	(6,431)	(14,044) [1]	(128)	(21) [1]
Class Y shares	(1,288)	(4,493) [1]	(287,812)	(232,828) [1]
Class I shares	(587,190)	(1,070,940) [1]	(1,225,325)	(1,761,209) [1]
From return of capital:
Class A shares	(557)	(290)	(56)	(24)
Class C shares	(3,382)	(1,165)	(127)	(8)
Class Y shares	(677)	(373)	(287,057)	(98,717)
Class I shares	(308,704)	(88,820)	(1,222,108)	(746,739)
Total distributions paid	(909,289)	(1,183,623)	(3,022,668)	(2,839,604)
Capital Share Transactions (Note 6):
Subscriptions	5,599,631	327,760	6,128,895	12,197,625
Reinvestment of distributions	682,568	1,039,664	2,750,133	2,572,060
Redemptions	(15,538,503)	(23,270,960)	(18,842,190)	(996,565)
Net increase (decrease) in capital share transactions	(9,256,304)	(21,903,536)	(9,963,162)	13,773,120
Total increase (decrease) in net assets	(11,042,947)	(22,303,275)	(18,969,974)	16,990,161
Net Assets:
Beginning of year	24,493,765	46,797,040	77,549,429	60,559,268
End of year	$ 13,450,818	$24,493,765 [2]	$ 58,579,455	$77,549,429 [2]

[1]	The SEC eliminated the requirement to disclose the source of distributions paid in 2018. For the year ended December 31, 2017, the distributions to shareholders for the U.S. Real Estate Fund were from net investment income and totaled $2,724, $10,936, $3,498 and $833,905 for Class A, Class C, Class Y and Class I, respectively. From net realized gain on investments totaled $774, $3,108, $995 and $237,035 for Class A, Class C, Class Y and Class I, respectively. For the year ended December 31, 2017, the distributions to shareholders for the Real Assets Securities Fund were from net investment income and totaled $58, $21, $232,828 and $1,761,209 for Class A, Class C, Class Y and Class I, respectively.
[2]	The SEC eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018. For the year ended December 31, 2017, the distributions in excess of net investment income was $– and $(526,964) for the U.S. Real Estate Fund and Real Assets Securities Fund, respectively.

See Notes to Financial Statements.
2018 Annual Report47

Brookfield Global Listed Infrastructure Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid	Redemption fees(3)	Net asset value, end of year	Total Investment Return†	Net assets, end of period (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2018	$12.73	0.17	(1.20)	(1.03)	(0.06)	—	(0.39)	(0.45)	—	$11.25	-8.23%	$ 6,273	1.44%	1.35%	1.35%	1.26%	75%
December 31, 2017	$11.97	0.17	1.07	1.24	(0.31)	—	(0.17)	(0.48)	—	$12.73	10.52%	$ 12,571	1.50%	1.35%	1.37%	1.22%	93%
December 31, 2016	$11.06	0.12	1.25	1.37	(0.19)	—	(0.27)	(0.46)	0.00 (2)	$11.97	12.38%	$ 20,006	1.43%	1.35%	1.05%	0.97%	100%
December 31, 2015	$14.15	0.15	(2.83)	(2.68)	(0.10)	—	(0.31)	(0.41)	0.00 (2)	$11.06	-19.28%	$ 31,989	1.41%	1.35%	1.13%	1.07%	98%
December 31, 2014	$13.91	0.15	0.88	1.03	(0.22)	(0.57)	—	(0.79)	0.00 (2)	$14.15	7.27%	$ 74,164	1.44%	1.35%	1.01%	0.92%	85%
Class C:
December 31, 2018	$12.58	0.08	(1.19)	(1.11)	(0.05)	—	(0.31)	(0.36)	—	$11.11	-8.92%	$ 8,576	2.19%	2.10%	0.66%	0.57%	75%
December 31, 2017	$11.83	0.07	1.06	1.13	(0.24)	—	(0.14)	(0.38)	—	$12.58	9.62%	$ 10,686	2.25%	2.10%	0.59%	0.44%	93%
December 31, 2016	$10.93	0.04	1.23	1.27	(0.15)	—	(0.22)	(0.37)	—	$11.83	11.60%	$ 13,935	2.18%	2.10%	0.32%	0.24%	100%
December 31, 2015	$13.98	0.05	(2.79)	(2.74)	(0.08)	—	(0.23)	(0.31)	0.00 (2)	$10.93	-19.91%	$ 18,026	2.16%	2.10%	0.41%	0.35%	98%
December 31, 2014	$13.80	0.04	0.86	0.90	(0.15)	(0.57)	—	(0.72)	0.00 (2)	$13.98	6.41%	$ 33,470	2.19%	2.10%	0.24%	0.15%	85%
Class Y:
December 31, 2018	$12.76	0.21	(1.21)	(1.00)	(0.07)	—	(0.42)	(0.49)	—	$11.27	-8.03%	$ 61,974	1.19%	1.10%	1.73%	1.64%	75%
December 31, 2017	$11.99	0.20	1.08	1.28	(0.33)	—	(0.18)	(0.51)	—	$12.76	10.79%	$ 55,318	1.25%	1.10%	1.57%	1.42%	93%
December 31, 2016	$11.08	0.16	1.24	1.40	(0.20)	—	(0.29)	(0.49)	0.00 (2)	$11.99	12.64%	$ 62,515	1.18%	1.10%	1.33%	1.25%	100%
December 31, 2015	$14.18	0.18	(2.84)	(2.66)	(0.12)	—	(0.33)	(0.45)	0.01	$11.08	-19.01%	$ 77,826	1.16%	1.10%	1.37%	1.31%	98%
December 31, 2014	$13.93	0.19	0.88	1.07	(0.25)	(0.57)	—	(0.82)	0.00 (2)	$14.18	7.54%	$199,436	1.19%	1.10%	1.22%	1.13%	85%
Class I:
December 31, 2018	$12.76	0.21	(1.20)	(0.99)	(0.07)	—	(0.42)	(0.49)	—	$11.28	-7.95%	$115,707	1.19%	1.10%	1.67%	1.58%	75%
December 31, 2017	$12.00	0.21	1.06	1.27	(0.33)	—	(0.18)	(0.51)	—	$12.76	10.70%	$166,037	1.25%	1.10%	1.62%	1.47%	93%
December 31, 2016	$11.08	0.16	1.25	1.41	(0.20)	—	(0.29)	(0.49)	0.00 (2)	$12.00	12.74%	$155,750	1.18%	1.10%	1.33%	1.25%	100%
December 31, 2015	$14.19	0.20	(2.86)	(2.66)	(0.07)	—	(0.38)	(0.45)	0.00 (2)	$11.08	-19.06%	$186,661	1.16%	1.10%	1.56%	1.50%	98%
December 31, 2014	$13.94	0.18	0.89	1.07	(0.25)	(0.57)	—	(0.82)	0.00 (2)	$14.19	7.53%	$172,587	1.19%	1.10%	1.21%	1.12%	85%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(2)	Rounds to less than $0.005.
(3)	Redemption fees were eliminated effective September 1, 2016.

See Notes to Financial Statements.
48Brookfield Public Securities Group LLC

Brookfield Global Listed Real Estate Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid	Redemption fees(3)	Net asset value, end of year	Total Investment Return†	Net assets, end of period (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2018	$13.34	0.24	(1.31)	(1.07)	(0.25)	—	(0.23)	(0.48)	—	$11.79	-8.23%	$ 5,556	1.22%	1.20%	1.90%	1.88%	82%
December 31, 2017	$12.61	0.28	0.94	1.22	(0.49)	—	—	(0.49)	—	$13.34	9.84%	$ 7,106	1.24%	1.20%	2.13%	2.09%	89%
December 31, 2016	$12.61	0.22	0.53	0.75	(0.45)	(0.29)	(0.01)	(0.75)	0.00 (2)	$12.61	6.00%	$ 14,953	1.27%	1.20%	1.68%	1.61%	88%
December 31, 2015	$13.30	0.23	(0.43)	(0.20)	(0.40)	(0.07)	(0.02)	(0.49)	0.00 (2)	$12.61	-1.55%	$ 30,280	1.31%	1.20%	1.75%	1.64%	60%
December 31, 2014	$11.85	0.35	1.92	2.27	(0.47)	(0.35)	—	(0.82)	0.00 (2)	$13.30	19.25%	$ 5,812	1.41%	1.20%	2.64%	2.43%	108%
Class C:
December 31, 2018	$13.28	0.16	(1.33)	(1.17)	(0.20)	—	(0.19)	(0.39)	—	$11.72	-8.98%	$ 7,949	1.97%	1.95%	1.27%	1.25%	82%
December 31, 2017	$12.55	0.19	0.93	1.12	(0.39)	—	—	(0.39)	—	$13.28	9.08%	$ 6,245	1.99%	1.95%	1.45%	1.41%	89%
December 31, 2016	$12.55	0.12	0.54	0.66	(0.36)	(0.29)	(0.01)	(0.66)	0.00 (2)	$12.55	5.26%	$ 6,919	2.02%	1.95%	0.90%	0.83%	88%
December 31, 2015	$13.24	0.12	(0.43)	(0.31)	(0.30)	(0.07)	(0.02)	(0.39)	0.01	$12.55	-2.31%	$ 7,050	2.06%	1.95%	0.90%	0.79%	60%
December 31, 2014	$11.83	0.31	1.85	2.16	(0.40)	(0.35)	—	(0.75)	—	$13.24	18.27%	$ 4,188	2.16%	1.95%	2.31%	2.10%	108%
Class Y:
December 31, 2018	$13.37	0.28	(1.34)	(1.06)	(0.27)	—	(0.24)	(0.51)	—	$11.80	-8.12%	$1,211,816	0.97%	0.95%	2.16%	2.14%	82%
December 31, 2017	$12.63	0.32	0.94	1.26	(0.52)	—	—	(0.52)	—	$13.37	10.20%	$1,502,252	0.99%	0.95%	2.46%	2.42%	89%
December 31, 2016	$12.63	0.25	0.54	0.79	(0.48)	(0.29)	(0.02)	(0.79)	0.00 (2)	$12.63	6.27%	$1,060,627	1.02%	0.95%	1.94%	1.87%	88%
December 31, 2015	$13.32	0.28	(0.45)	(0.17)	(0.42)	(0.07)	(0.03)	(0.52)	0.00 (2)	$12.63	-1.33%	$ 779,226	1.06%	0.95%	2.11%	2.00%	60%
December 31, 2014	$11.87	0.41	1.90	2.31	(0.51)	(0.35)	—	(0.86)	0.00 (2)	$13.32	19.51%	$ 120,367	1.16%	0.95%	3.09%	2.88%	108%
Class I:
December 31, 2018	$13.35	0.28	(1.33)	(1.05)	(0.27)	—	(0.24)	(0.51)	—	$11.79	-8.06%	$ 389,081	0.97%	0.95%	2.15%	2.13%	82%
December 31, 2017	$12.62	0.32	0.93	1.25	(0.52)	—	—	(0.52)	—	$13.35	10.13%	$ 487,080	0.99%	0.95%	2.48%	2.44%	89%
December 31, 2016	$12.62	0.25	0.54	0.79	(0.48)	(0.29)	(0.02)	(0.79)	0.00 (2)	$12.62	6.27%	$ 381,472	1.02%	0.95%	1.91%	1.84%	88%
December 31, 2015	$13.32	0.25	(0.43)	(0.18)	(0.43)	(0.07)	(0.02)	(0.52)	0.00 (2)	$12.62	-1.40%	$ 389,743	1.06%	0.95%	1.88%	1.77%	60%
December 31, 2014	$11.86	0.36	1.96	2.32	(0.51)	(0.35)	—	(0.86)	0.00 (2)	$13.32	19.61%	$ 212,842	1.16%	0.95%	2.69%	2.48%	108%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(2)	Rounds to less than $0.005.
(3)	Redemption fees were eliminated effective September 1, 2016.

See Notes to Financial Statements.
2018 Annual Report49

Brookfield U.S. Listed Real Estate Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid	Redemption fees(3)	Net asset value, end of year	Total Investment Return†	Net assets, end of period (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2018	$10.27	0.20	(0.92)	(0.72)	(0.24)	—	(0.12)	(0.36)	—	$ 9.19	-7.14%	$ 56	2.03%	1.20%	2.06%	1.23%	107%
December 31, 2017	$10.38	0.20	0.08	0.28	(0.27)	(0.08)	(0.04)	(0.39)	—	$10.27	2.73%	$ 106	2.22%	1.20%	1.87%	0.85%	102%
December 31, 2016	$10.47	0.15	0.64	0.79	(0.30)	(0.57)	(0.01)	(0.88)	—	$10.38	7.63%	$ 90	1.74%	1.20%	1.43%	0.89%	111%
December 31, 2015	$11.77	0.27	(0.87)	(0.60)	(0.29)	(0.45)	—	(0.74)	0.04	$10.47	-4.69%	$ 85	1.78%	1.20%	2.33%	1.75%	78%
December 31, 2014	$10.11	0.68	2.22	2.90	(0.36)	(0.88)	—	(1.24)	—	$11.77	28.66%	$ 123	2.40%	1.20%	5.61%	4.41%	86%
Class C:
December 31, 2018	$10.25	0.13	(0.92)	(0.79)	(0.18)	—	(0.10)	(0.28)	—	$ 9.18	-7.86%	$ 37	2.78%	1.95%	1.40%	0.57%	107%
December 31, 2017	$10.36	0.11	0.09	0.20	(0.22)	(0.06)	(0.03)	0.31	—	$10.25	1.95%	$ 484	2.97%	1.95%	1.06%	0.04%	102%
December 31, 2016	$10.47	0.08	0.63	0.71	(0.25)	(0.57)	(0.00)(6)	(0.82)	—	$10.36	6.87%	$ 546	2.49%	1.95%	0.71%	0.17%	111%
December 31, 2015	$11.77	0.17	(0.80)	(0.63)	(0.22)	(0.45)	—	(0.67)	—	$10.47	-5.18%	$ 360	2.53%	1.95%	1.58%	1.00%	78%
December 31, 2014	$10.11	0.26	2.56	2.82	(0.28)	(0.88)	—	(1.16)	—	$11.77	27.78%	$ 1	3.15%	1.95%	2.27%	1.07%	86%
Class Y:
December 31, 2018	$10.25	0.26	(0.96)	(0.70)	(0.26)	—	(0.13)	(0.39)	—	$ 9.16	-6.98%	$ 118	1.78%	0.95%	2.68%	1.85%	107%
December 31, 2017	$10.34	0.22	0.10	0.32	(0.33)	(0.04)	(0.04)	(0.41)	—	$10.25	3.19%	$ 26	1.97%	0.95%	2.12%	1.10%	102%
December 31, 2016	$10.42	0.19	0.63	0.82	(0.32)	(0.57)	(0.01)	(0.90)	—	$10.34	7.95%	$ 749	1.49%	0.95%	1.81%	1.27%	111%
December 31, 2015	$11.77	0.29	(0.83)	(0.54)	(0.38)	(0.45)	—	(0.83)	0.02	$10.42	-4.30%	$ 284	1.53%	0.95%	2.58%	2.00%	78%
December 31, 2014	$10.11	0.83	2.10	2.93	(0.39)	(0.88)	—	(1.27)	—	$11.77	28.98%	$ 118	2.15%	0.95%	6.78%	5.58%	86%
Class I:
December 31, 2018	$10.21	0.23	(0.92)	(0.69)	(0.26)	—	(0.13)	(0.39)	—	$ 9.13	-6.90%	$13,239	1.78%	0.95%	2.34%	1.51%	107%
December 31, 2017	$10.32	0.23	0.07	0.30	(0.29)	(0.08)	(0.04)	(0.41)	—	$10.21	3.00%	$23,878	1.97%	0.95%	2.22%	1.20%	102%
December 31, 2016	$10.41	0.18	0.63	0.81	(0.32)	(0.57)	(0.01)	(0.90)	—	$10.32	7.86%	$45,412	1.49%	0.95%	1.65%	1.11%	111%
December 31, 2015	$11.77	0.29	(0.82)	(0.53)	(0.38)	(0.45)	—	(0.83)	(0.00) (2)	$10.41	-4.38%	$51,792	1.53%	0.95%	2.58%	2.00%	78%
December 31, 2014	$10.11	0.38	2.55	2.93	(0.39)	(0.88)	—	(1.27)	—	$11.77	28.98%	$32,776	2.15%	0.95%	3.30%	2.10%	86%

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(2)	Rounds to less than $0.005.
(3)	Redemption fees were eliminated effective September 1, 2016.

See Notes to Financial Statements.
50Brookfield Public Securities Group LLC

Brookfield Real Assets Securities Fund
Financial Highlights

	Per Share Operating Performance:											Ratios to Average Net Assets/Supplementary Data:
	Net asset value, beginning of year	Net investment income(1)	Net realized and unrealized gain (loss) on investment transactions	Net increase (decrease) in net asset value resulting from operations	Distributions from net investment income	Distributions from net realized gains	Return of capital distributions	Total distributions paid	Redemption fees(5)	Net asset value, end of year	Total Investment Return†	Net assets, end of period (000s)	Gross operating expenses	Net expenses, including fee waivers and reimbursement and excluding interest expense	Net investment income	Net investment income, excluding the effect of fee waivers and reimbursement	Portfolio turnover rate
Class A:
December 31, 2018	$ 9.39	0.19	(0.97)	(0.78)	(0.16)	—	(0.15)	(0.31)	—	$8.30	-8.50%	$ 3	1.68%	1.35%	2.11%	1.78%	83%
December 31, 2017	$ 8.88	0.17	0.69	0.86	(0.25)	—	(0.10)	(0.35)	—	$9.39	9.74%	$ 3	1.82%	1.35%	1.77%	1.30%	81%
December 31, 2016	$ 8.28	0.18	0.74	0.92	(0.22)	—	(0.10)	(0.32)	—	$8.88	11.04%	$ 1	1.97%	1.35%	2.02%	1.40%	119%
December 31, 2015	$ 9.72	0.19	(1.40)	(1.21)	(0.18)	—	(0.05)	(0.23)	—	$8.28	-12.58%	$ 1	2.12%	1.35%	2.07%	1.30%	76%
December 31, 2014(1)	$10.00	0.03	(0.29)	(0.26)	(0.02)	—	—	(0.02)	—	$9.72	-2.55% (3)	$ 1	3.56% (3)	1.35% (4)	2.33% (4)	0.12% (4)	7% (3)
Class C:
December 31, 2018	$ 9.41	0.18	(1.00)	(0.82)	(0.14)	—	(0.13)	(0.27)	—	$8.32	-8.90%	$ 29	2.43%	2.10%	2.11%	1.78%	83%
December 31, 2017	$ 8.89	0.11	0.68	0.79	(0.20)	—	(0.07)	(0.27)	—	$9.41	8.94%	$ 1	2.57%	2.10%	1.18%	0.71%	81%
December 31, 2016	$ 8.29	0.16	0.71	0.87	(0.18)	—	(0.09)	(0.27)	—	$8.89	10.49%	$ 1	2.72%	2.10%	1.28%	0.66%	119%
December 31, 2015	$ 9.72	0.12	(1.38)	(1.26)	(0.13)	—	(0.04)	(0.17)	—	$8.29	-13.08%	$ 1	2.87%	2.10%	1.33%	0.56%	76%
December 31, 2014(1)	$10.00	0.03	(0.29)	(0.26)	(0.02)	—	—	(0.02)	—	$9.72	-2.63% (3)	$ 1	4.31% (3)	2.10% (4)	2.25% (4)	0.04% (4)	7% (3)
Class Y:
December 31, 2018	$ 9.30	0.19	(0.95)	(0.76)	(0.18)	—	(0.17)	(0.35)	—	$8.19	-8.31%	$ 7,409	1.43%	1.10%	2.12%	1.79%	83%
December 31, 2017	$ 8.83	0.20	0.64	0.84	(0.26)	—	(0.11)	(0.37)	—	$9.30	9.64%	$12,262	1.57%	1.10%	2.11%	1.64%	81%
December 31, 2016	$ 8.27	0.20	0.72	0.92	(0.25)	—	(0.11)	(0.36)	—	$8.83	11.14%	$ 4,675	1.72%	1.10%	2.30%	1.68%	119%
December 31, 2015	$ 9.72	0.24	(1.42)	(1.18)	(0.18)	—	(0.09)	(0.27)	—	$8.27	-12.32%	$ 2,058	1.87%	1.10%	2.58%	1.81%	76%
December 31, 2014(1)	$10.00	0.03	(0.28)	(0.25)	(0.03)	—	—	(0.03)	—	$9.72	-2.51% (3)	$ 1	3.31% (3)	1.10% (4)	2.36% (4)	0.15% (4)	7% (3)
Class I:
December 31, 2018	$ 9.29	0.19	(0.95)	(0.76)	(0.17)	—	(0.18)	(0.35)	—	$8.18	-8.32%	$51,139	1.43%	1.10%	2.13%	1.80%	83%
December 31, 2017	$ 8.82	0.20	0.64	0.84	(0.26)	—	(0.11)	(0.37)	—	$9.29	9.65%	$65,283	1.57%	1.10%	2.15%	1.67%	81%
December 31, 2016	$ 8.26	0.20	0.72	0.92	(0.25)	—	(0.11)	(0.36)	—	$8.82	11.15%	$55,882	1.72%	1.10%	2.30%	1.68%	119%
December 31, 2015	$ 9.71	0.22	(1.40)	(1.18)	(0.20)	—	(0.07)	(0.27)	—	$8.26	-12.33%	$50,405	1.87%	1.10%	2.41%	1.64%	76%
December 31, 2014(1)	$10.00	0.03	(0.29)	(0.26)	(0.03)	—	—	(0.03)	—	$9.71	-2.61% (3)	$24,345	3.31% (3)	1.10% (4)	2.31% (4)	0.10% (4)	7% (3)

†	Total investment return is computed based upon the net asset value of the Fund’s shares and excludes the effects of sales charges or contingent deferred sales charges, if applicable. Distributions are assumed to be reinvested at the net asset value of the Class on the ex-date of the distribution.
(1)	Classes A, C, Y and I were incepted on November 19, 2014.
(2)	Per share amounts presented are based on average shares outstanding throughout the period indicated.
(3)	Not annualized.
(4)	Annualized.
(5)	Redemption fees were eliminated effective September 1, 2016.

See Notes to Financial Statements.
2018 Annual Report51

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements
December 31, 2018

1.Organization
Brookfield Investment Funds (the “Trust”) was organized as a statutory trust under the laws of the State of Delaware on May 12, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of seven separate investment series referred to as Brookfield Global Listed Infrastructure Fund (the “Infrastructure Fund”), Brookfield Global Listed Real Estate Fund (the “Global Real Estate Fund”), Brookfield U.S. Listed Real Estate Fund (the “U.S. Real Estate Fund”), Brookfield Real Assets Securities Fund (the “Real Assets Securities Fund”), Center Coast Brookfield MLP Focus Fund (the “Focus Fund”), Center Coast Brookfield Energy Infrastructure Fund (the “Energy Infrastructure Fund”) and Brookfield Real Assets Debt Fund (each, a “Fund,” and collectively, the “Funds”), four of which are included in this report and are currently offered for sale. The Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund are each a diversified open-end management investment company, and the U.S. Real Estate Fund, Focus Fund and Energy Infrastructure Fund are non-diversified open-end management investment companies. The Energy Infrastructure Fund and the Brookfield Real Assets Debt Fund is not currently available for purchase.
Each Fund currently has four classes of shares: Class A, Class C, Class Y and Class I shares. Each class represents an interest in the same portfolio of assets and has identical voting, dividend, liquidation and other rights except that: (i) Class A shares have a maximum front end sales charge of 4.75% and Class C shares have a maximum deferred sales charge of 1.00%; (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The assets belonging to a particular Fund belong to that Fund for all purposes, and to no other Fund, subject only to the rights of creditors of that Fund.
Brookfield Public Securities Group LLC (the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser to the Funds.
The investment objective of each Fund is to seek total return through growth of capital and current income. Each Fund's investment objective is not fundamental and may be changed by the Trust's Board of Trustees (the “Board”) without shareholder approval, upon not less than 60 days prior written notice to shareholders. There can be no assurance that each Fund will achieve its investment objective.
2.Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company within the scope of Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2013-08 and follows accounting and reporting guidance under FASB Accounting Standards Codification (“ASC”) Topic 946 Financial Services-Investment Companies.
Valuation of Investments: The Board has adopted procedures for the valuation of each Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in each Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that each Fund could purchase or sell a portfolio security at the price used to calculate each Fund’s net asset value (“NAV”).
Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished
52Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2018

by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.
Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds’ NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.
Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.
Each Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.
The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.
The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized
2018 Annual Report53

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2018

appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.
The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of assets or liabilities)
The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.
Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.
To assess the continuing appropriateness of security valuations, the Adviser (or its third party service providers, who are subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.
The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
54Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2018

Infrastructure Fund
The following table summarizes the Infrastructure Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2018:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Argentina	$ 248,990	$ —	$ —	$ 248,990
Australia	—	7,355,534	—	7,355,534
Brazil	—	1,903,389	—	1,903,389
Canada	24,740,333	—	—	24,740,333
China	—	5,291,903	—	5,291,903
Denmark	—	3,847,773	—	3,847,773
France	—	15,546,982	—	15,546,982
Hong Kong	—	1,628,582	—	1,628,582
Italy	—	5,488,357	—	5,488,357
Japan	—	2,716,794	—	2,716,794
Mexico	1,123,795	—	—	1,123,795
New Zealand	—	2,494,788	—	2,494,788
Spain	—	4,985,045	—	4,985,045
United Kingdom	—	11,328,526	—	11,328,526
United States	89,360,628	—	—	89,360,628
Total Common Stocks	115,473,746	62,587,673	—	178,061,419
Total	$ 115,473,746	$ 62,587,673	$ —	$ 178,061,419
For further information regarding security characteristics, see the Schedule of Investments.
Global Real Estate Fund
The following table summarizes the Global Real Estate Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2018:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 87,685,467	$ —	$ 87,685,467
Canada	24,174,458	—	—	24,174,458
China	—	14,970,342	—	14,970,342
France	—	41,925,916	—	41,925,916
Germany	—	100,481,580	—	100,481,580
Hong Kong	—	83,058,800	—	83,058,800
Japan	—	227,657,784	—	227,657,784
Singapore	—	25,604,113	—	25,604,113
Spain	—	24,123,899	—	24,123,899
United Kingdom	—	149,848,957	—	149,848,957
United States	832,890,366	—	—	832,890,366
Total Common Stocks	857,064,824	755,356,858	—	1,612,421,682
Total	$ 857,064,824	$ 755,356,858	$ —	$1,612,421,682
For further information regarding security characteristics, see the Schedule of Investments.
2018 Annual Report55

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2018

U.S. Real Estate Fund
The following table summarizes the U.S. Real Estate Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2018:
Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 13,310,118	$ —	$ —	$ 13,310,118
Total Investments	$ 13,310,118	$ —	$ —	$ 13,310,118
For further information regarding security characteristics, see the Schedule of Investments.
Real Assets Securities Fund
The following table summarizes the Real Assets Securities Fund’s investments valuation inputs categorized in the disclosure hierarchy as of December 31, 2018:
Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Argentina	$ 37,035	$ —	$ —	$ 37,035
Australia	—	1,914,378	—	1,914,378
Brazil	—	262,939	—	262,939
Canada	4,625,372	—	—	4,625,372
China	—	993,066	—	993,066
Denmark	—	562,109	—	562,109
France	—	2,575,774	—	2,575,774
Germany	—	1,036,962	—	1,036,962
Hong Kong	—	1,107,818	—	1,107,818
Italy	—	728,470	—	728,470
Japan	—	2,665,877	—	2,665,877
Mexico	172,797	—	—	172,797
New Zealand	—	354,415	—	354,415
Singapore	—	261,010	—	261,010
Spain	—	929,395	—	929,395
United Kingdom	—	3,452,137	—	3,452,137
United States	25,663,658	—	—	25,663,658
Total Common Stocks	30,498,862	16,844,350	—	47,343,212
Convertible Preferred Stock:
United States	—	296,031	—	296,031
Corporate Credit:
Canada	—	381,358	—	381,358
Luxembourg	—	307,514	—	307,514
United Kingdom	—	277,750	—	277,750
United States	—	7,496,715	—	7,496,715
Total Corporate Credit	—	8,463,337	—	8,463,337
Preferred Stocks:
United States	1,606,413	—	—	1,606,413
Total	$ 32,105,275	$ 25,603,718	$ —	$ 57,708,993
For further information regarding security characteristics, see the Schedule of Investments.
56Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2018

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date. Net realized gain (loss) on Statement of Operations may also include realized gain distributions received from real estate investment trusts (“REITs”). Distributions of net realized gains are recorded on the REIT's ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.
Master Limited Partnerships: A master limited partnership (“MLP”) is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock. Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.
The Infrastructure Fund and Real Assets Securities Fund invest in MLPs, which generally are treated as partnerships for federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation or other form of taxable entity and there could be a material decrease in the value of its securities. Additionally, if tax law changes to eliminate or reduce tax deductions such as depletion, depreciation and amortization expense deductions that MLPs have been able to use to offset a significant portion of their taxable income, it could significantly reduce the value of the MLPs held by the Funds and could cause a greater portion of the income and gain allocated to the Funds to be subject to U.S. federal, state and local corporate income taxes, which would reduce the amount the Fund can distribute to shareholders and could increase the percentage of Funds distributions treated as dividends instead of tax-deferred return of capital.
Depreciation or other cost recovery deductions passed through to the Funds from investments in MLPs in a given year generally will reduce the Funds’ taxable income (and earnings and profits), but those deductions may be recaptured in the Funds’ taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Fund disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Fund’s shareholders may be taxable.
Return of Capital Estimates: A distribution received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended December 31, 2018, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.
Foreign Currency Transactions: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Funds do not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.
2018 Annual Report57

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2018

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund in the Trust and other investment companies advised by the Adviser are allocated among the respective investment companies, including the Funds, based upon relative average net assets, evenly or a combination of average net assets and evenly. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for distribution fees, which are unique to each class of shares.
Distributions: Each Fund declares and pays dividends quarterly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from their realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution is provided after a payment is made from any source other than net investment income. Any such notice is provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.
Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.
New Accounting Pronouncements: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt upon the issuance of ASU 2018-13. Management has implemented the amendments and there was no material impact on the Fund’s financial statements.
3.Investment Advisory Agreements and Related Party Transactions
The Adviser currently serves as the investment adviser to each Fund pursuant to separate investment advisory agreements (the “Advisory Agreements”) under which the Adviser is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.
The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee at the annual rates stated below of each Fund’s average daily net assets:
58Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2018

	Annual Advisory Fee Rate	Annual Expense Cap
Infrastructure Fund
Class A	0.85%	1.35%
Class C	0.85%	2.10%
Class Y	0.85%	1.10%
Class I	0.85%	1.10%
Global Real Estate Fund
Class A	0.75%	1.20%
Class C	0.75%	1.95%
Class Y	0.75%	0.95%
Class I	0.75%	0.95%
U.S. Real Estate Fund
Class A	0.75%	1.20%
Class C	0.75%	1.95%
Class Y	0.75%	0.95%
Class I	0.75%	0.95%
Real Assets Securities Fund
Class A	0.85%	1.35%
Class C	0.85%	2.10%
Class Y	0.85%	1.10%
Class I	0.85%	1.10%
Pursuant to operating expense limitation agreements (the “Expense Limitation Agreements”), the Adviser has contractually agreed to waive all or a portion of its investment advisory or administration fees, as presented above, and/or to reimburse certain expenses of each Fund to the extent necessary to maintain each Fund’s total annual operating expenses (excluding any front-end or contingent deferred charges, brokerage commissions and other transactional expenses, acquired fund fees and expenses, interest, taxes, and extraordinary expenses, such as litigation; and other expenses not incurred in the ordinary course of a Fund’s business) at certain levels. The Expense Limitation Agreements will continue until at least May 1, 2019 and may not be terminated by the Funds or the Adviser before such time. Thereafter, the Expense Limitation Agreements may only be terminated or amended to increase the expense cap as of May 1st of each calendar year, provided that in the case of a termination by the Adviser, the Adviser will provide the Board with written notice of its intention to terminate the arrangement prior to the expiration of its then current term. Pursuant to the Expense Limitation Agreements, any waivers and/or reimbursements made by the Adviser are subject to recoupment from a Fund for a period not to exceed three years after the occurrence of the waiver and/or reimbursement, provided that the Fund is able to effect such payment to the Adviser and remain in compliance with the expense cap in effect at the time the waivers and/or reimbursements occurred.
The amount of investment advisory fees waived and/or expenses reimbursed available to be recouped before expiration are listed in the table below:
Expiration Period	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Less than 1 year	$255,544	$ 908,130	$264,318	$355,840
Within 1 to 2 years	385,142	720,729	307,149	328,094
Within 2 to 3 years	210,393	394,958	211,872	255,561
Total amount subject to recoupment	$851,079	$2,023,817	$783,339	$939,495
For the year ended December 31, 2018, the Adviser did not recoup any expenses.
2018 Annual Report59

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2018

Each Fund has entered into separate Administration Agreements with the Adviser and the Adviser has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Sub-Administrator”). The Adviser and the Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. For its services under the Administration Agreements, the Adviser receives from each Fund, respectively, an annual fee equal to 0.15% of its average daily net assets, payable monthly in arrears. The Adviser is responsible for any fees due to the Sub-Administrator.
Certain officers and/or trustees of the Trust are officers and/or employees of the Adviser.
4.Purchases and Sales of Investments
Purchases and sales of investments, excluding U.S. Government securities, for the year ended December 31, 2018 were as follows:
Fund	Purchases	Sales
Infrastructure Fund	$ 161,477,929	$ 202,389,939
Global Real Estate Fund	1,583,211,716	1,703,564,087
U.S. Real Estate Fund	26,500,822	35,669,012
Real Assets Securities Fund	62,062,696	70,553,641
During the year ended December 31, 2018, there were no transactions in U.S. Government securities.
5.Shares of Beneficial Interest
The Trust’s Declaration of Trust authorizes the issuance of an unlimited number of full and fractional shares of beneficial interest. With respect to each series, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, each series offers four classes of shares of beneficial interest — “Class A” Shares, “Class C” Shares, “Class Y” Shares, and “Class I” Shares.
The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.
	Brookfield Global Listed Infrastructure Fund
	2018		2017
Class A	Shares	Amount	Shares	Amount
Subscriptions	142,585	$ 1,645,506	86,011	$ 1,091,641
Reinvestment of distributions	15,893	189,688	38,908	492,917
Redemptions	(588,508)	(7,382,567)	(808,956)	(10,312,807)
Net Decrease	(430,030)	$(5,547,373)	(684,037)	$ (8,728,249)
Class C	Shares	Amount	Shares	Amount
Subscriptions	244,583	$ 2,840,061	36,948	$ 454,176
Reinvestment of distributions	17,706	207,831	21,487	269,102
Redemptions	(339,989)	(4,123,497)	(386,961)	(4,876,030)
Net Decrease	(77,700)	$(1,075,605)	(328,526)	$ (4,152,752)
60Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2018

	Brookfield Global Listed Infrastructure Fund
	2018		2017
Class Y	Shares	Amount	Shares	Amount
Subscriptions	3,003,970	$ 35,542,428	1,646,743	$ 20,945,129
Reinvestment of distributions	159,497	1,907,873	141,443	1,796,029
Redemptions	(2,001,418)	(24,430,840)	(2,663,705)	(33,815,660)
Net Increase (Decrease)	1,162,049	$ 13,019,461	(875,519)	$(11,074,502)
Class I	Shares	Amount	Shares	Amount
Subscriptions	2,153,487	$ 27,005,207	1,994,642	$ 24,787,475
Reinvestment of distributions	438,051	5,242,095	523,553	6,657,351
Redemptions	(5,341,234)	(67,129,291)	(2,487,101)	(32,093,313)
Net Increase (Decrease)	(2,749,696)	$(34,881,989)	31,094	$ (648,487)

	Brookfield Global Listed Real Estate Fund
	2018		2017
Class A	Shares	Amount	Shares	Amount
Subscriptions	513,473	$ 6,529,570	180,537	$ 2,352,612
Reinvestment of distributions	15,398	193,373	23,441	302,565
Redemptions	(589,919)	(7,545,480)	(857,587)	(11,139,645)
Net Decrease	(61,048)	$ (822,537)	(653,609)	$ (8,484,468)
Class C	Shares	Amount	Shares	Amount
Subscriptions	500,782	$ 6,072,768	67,507	$ 873,756
Reinvestment of distributions	8,556	106,259	8,647	111,258
Redemptions	(301,409)	(3,728,788)	(157,256)	(2,028,212)
Net Increase (Decrease)	207,929	$ 2,450,239	(81,102)	$ (1,043,198)
Class Y	Shares	Amount	Shares	Amount
Subscriptions	38,694,982	$ 493,555,230	64,296,338	$ 836,275,079
Reinvestment of distributions	3,235,338	40,802,645	3,052,531	39,559,599
Redemptions	(51,661,124)	(650,976,737)	(38,942,832)	(507,450,452)
Net Increase (Decrease)	(9,730,804)	$(116,618,862)	28,406,037	$ 368,384,226
Class I	Shares	Amount	Shares	Amount
Subscriptions	4,877,747	$ 62,253,877	14,512,360	$ 189,951,629
Reinvestment of distributions	1,142,436	14,387,595	1,139,083	14,758,362
Redemptions	(9,501,710)	(121,474,750)	(9,409,180)	(122,894,671) [1]
Net Increase (Decrease)	(3,481,527)	$ (44,833,278)	6,242,263	$ 81,815,320

2018 Annual Report61

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2018

	Brookfield U.S. Listed Real Estate Fund
	2018		2017
Class A	Shares	Amount	Shares	Amount
Subscriptions	4,232	$ 40,294	5,576	$ 57,721
Reinvestment of distributions	132	1,269	107	1,102
Redemptions	(8,559)	(82,228)	(4,056)	(41,831)
Net Increase (Decrease)	(4,195)	$ (40,665)	1,627	$ 16,992
Class C	Shares	Amount	Shares	Amount
Subscriptions	4,665	$ 42,924	593	$ 6,065
Reinvestment of distributions	1,024	9,813	1,484	15,152
Redemptions	(48,840)	(456,260)	(7,604)	(79,765)
Net Decrease	(43,151)	$ (403,523)	(5,527)	$ (58,548)
Class Y	Shares	Amount	Shares	Amount
Subscriptions	10,085	$ 96,413	25,256	$ 263,974
Reinvestment of distributions	208	1,965	481	4,866
Redemptions	—	—	(95,533)	(972,617)
Net Increase (Decrease)	10,293	$ 98,378	(69,796)	$ (703,777)
Class I	Shares	Amount	Shares	Amount
Subscriptions	563,152	$ 5,420,000	—	$ —
Reinvestment of distributions	69,745	669,521	100,310	1,018,544
Redemptions	(1,521,300)	(15,000,015)	(2,161,476)	(22,176,747) [2]
Net Decrease	(888,403)	$ (8,910,494)	(2,061,166)	$(21,158,203)

	Brookfield Real Assets Securities Fund
	2018		2017
Class A	Shares	Amount	Shares	Amount
Subscriptions	—	$ —	252	$ 2,394
Reinvestment of distributions	4	34	4	37
Redemptions	—	—	—	—
Net Increase	4	$ 34	256	$ 2,431
Class C	Shares	Amount	Shares	Amount
Subscriptions	3,317	$ 29,226	—	$ —
Reinvestment of distributions	31	255	3	29
Redemptions	—	—	—	—
Net Increase	3,348	$ 29,481	3	$ 29
Class Y	Shares	Amount	Shares	Amount
Subscriptions	604,264	$ 5,456,569	860,716	$8,015,536
Reinvestment of distributions	65,501	574,524	35,976	331,366
Redemptions	(1,084,065)	(9,292,282)	(107,361)	(996,565)
Net Increase (Decrease)	(414,300)	$(3,261,189)	789,331	$7,350,337
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2018

	Brookfield Real Assets Securities Fund
	2018		2017
Class I	Shares	Amount	Shares	Amount
Subscriptions	72,208	$ 643,100	448,982	$4,179,695
Reinvestment of distributions	249,344	2,175,320	244,057	2,240,628
Redemptions	(1,099,384)	(9,549,908)	—	—
Net Increase (Decrease)	(777,832)	$(6,731,488)	693,039	$6,420,323

1 Includes an in-kind redemption which resulted in a realized loss of $(5,108,418).
2 Includes an in-kind redemption which resulted in a realized loss of $(1,077,082).
6.Credit Facility
U.S. Bank, N.A. (the “Bank”) has made available to the Trust, a credit facility, pursuant to a separate Loan and Security Agreement, for temporary or extraordinary purposes. The maximum line of credit as of December 31, 2018 for the Trust is $75,000,000. For the year ended December 31, 2018, the average interest rate on the outstanding principal amount for the Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund was 4.74%, 5.07% and 5.00%, respectively. Advances are not collateralized by a first lien against a Fund’s assets.
During the year ended December 31, 2018, the Infrastructure Fund, Global Real Estate Fund and Real Assets Securities Fund utilized the credit facility for 16 days, 40 days and 4 days, respectively, and had an outstanding average daily loan balance of $4,304,375, $12,181,350 and $3,478,000, respectively. The maximum amount outstanding during the year was $11,582,000, $31,817,000 and $3,818,000, respectively, and the interest expense amounted to $9,063, $68,641 and $1,932, respectively. The U.S. Real Estate Fund did not utilize the credit facility during the year. At December 31, 2018, the Global Real Estate Fund had $25,243,000 outstanding on the credit facility and the Infrastructure Fund, U.S. Real Estate Fund and Real Assets Securities Fund did not have an amount outstanding on the credit facility.
7.Federal Income Tax Information
Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.
GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in a deferred tax liability; or a combination thereof. As of December 31, 2018, each Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.
The Funds have reviewed the taxable years open for examination (i.e. not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of December 31, 2018, open taxable periods consisted of the taxable years ended December 31, 2015 through December 31, 2018. No examination of the Funds’ tax returns is currently in progress.
2018 Annual Report63

BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (continued)
December 31, 2018

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
The tax character of distributions paid for the year ended December 31, 2018 were as follows:
	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$1,145,407	$40,292,057	$595,969	$1,513,320
Return of capital	7,356,654	37,157,782	313,320	1,509,348
Total distributions	$8,502,061	$77,449,839	$909,289	$3,022,668
The tax character of distributions paid for the year ended December 31, 2017 were as follows:
	Infrastructure Fund	Global Real Estate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Ordinary income (including short-term capital gains)	$ 6,475,605	$75,313,993	$ 851,063	$1,994,116
Long-term capital gains	—	—	241,912	—
Return of capital	3,588,998	—	90,648	845,488
Total distributions	$10,064,603	$75,313,993	$1,183,623	$2,839,604
At December 31, 2018, the Funds' most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:
	Infrastructure Fund	Global RealEstate Fund	U.S. Real Estate Fund	Real Assets Securities Fund
Post-October loss	$ (133,021)	$ —	$ —	$ —
Capital loss carryforward(1)	(17,022,425)	(28,809,618)	(762,213)	(6,263,148)
Other accumulated losses	(4,565,069)	(105,801)	(1,962)	(431,555)
Tax basis unrealized appreciation (depreciation) on investments and foreign currency	11,311,803	(103,870,948)	(318,469)	(2,557,985)
Total tax basis net accumulated losses	$(10,408,712)	$(132,786,367)	$(1,082,644)	$(9,252,688)

(1) To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.
As of December 31, 2018, the Infrastructure Fund's capital loss carryforwards was $17,022,425 from short-term capital gains, Global Real Estate Fund's capital loss carryforwards were $25,571,556 from short-term capital gains and $3,238,062 from long-term capital gains, U.S. Real Estate Fund's capital loss carryforwards were $258,885 from short-term capital gains and $503,328 from long-term capital gains and the Real Assets Securities Fund's capital loss carryforwards were $4,261,899 from short-term capital gains and $2,001,249 from long-term capital gains which will not expire.
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BROOKFIELD INVESTMENT FUNDS
Notes to Financial Statements (concluded)
December 31, 2018

Federal Income Tax Basis: The federal income tax basis of each Fund's investments, not including foreign currency translation, at December 31, 2018 was as follows:
Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Infrastructure Fund	$ 166,749,616	$26,164,582	$ (14,852,779)	$ 11,311,803
Global Real Estate Fund	1,716,292,630	54,969,206	(158,840,154)	(103,870,948)
U.S. Real Estate Fund	13,628,587	747,389	(1,065,858)	(318,469)
Real Assets Securities Fund	60,266,978	3,090,402	(5,648,387)	(2,557,985)
Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales, partnership income/expense and return of capital. Permanent book and tax differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.
At December 31, 2018, the Fund’s most recently completed tax year-end, the Fund’s components of net assets were increased or (decreased) by the amounts shown in the table below:
	Paid-in capital	Accumulated losses
Infrastructure Fund	$1,403,630	$(1,403,630)
Global Real Estate Fund	(402,517)	402,517
U.S. Real Estate Fund	(9,532)	9,532
Real Assets Securities Fund	746,384	(746,384)
8.Indemnification
Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus an estimate of the financial impact, if any, of these arrangements cannot be made at this time. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be unlikely.
9.Subsequent Events
GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.
Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that herein, there are no additional events that require recognition or disclosure in the financial statements.
2018 Annual Report65

BROOKFIELD INVESTMENT FUNDS
Report of Independent Registered Public Accounting Firm
December 31, 2018

To the Board of Trustees of Brookfield Investment Funds and Shareholders of:
Brookfield Global Listed Infrastructure Fund
Brookfield Global Listed Real Estate Fund
Brookfield U.S. Listed Real Estate Fund
Brookfield Real Assets Securities Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Brookfield Global Listed Infrastructure Fund, Brookfield Global Listed Real Estate Fund, Brookfield U.S. Listed Real Estate Fund, and Brookfield Real Assets Securities Fund (the “Funds”) each a series comprising the Brookfield Investment Funds, including the schedules of investments as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Brookfield Investment Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Chicago, Illinois
February 28, 2019
We have served as the auditor of one or more Brookfield Public Securities Group LLC’s investment companies since 2011.
66Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Tax Information
December 31, 2018

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION
For the fiscal year ended December 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:
Infrastructure Fund	100.00%
Global Real Estate Fund	65.34%
U.S. Real Estate Fund	20.20%
Real Assets Securities Fund	100.00%
For corporate shareholders, the percentage of ordinary distributions qualifying for the corporate dividends received deductions for the year ended December 31, 2018, was as follows:
Infrastructure Fund	100.00%
Global Real Estate Fund	10.90%
U.S. Real Estate Fund	18.09%
Real Assets Securities Fund	34.36%
The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871(k)(2)(C) for each Fund was as follows:
Infrastructure Fund	0.00%
Global Real Estate Fund	0.00%
U.S. Real Estate Fund	0.00%
Real Assets Securities Fund	0.00%
2018 Annual Report67

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited)

The following tables provide information concerning the trustees and officers of the Funds.
Trustees of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Trustee, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Since 2011	Director/Trustee of several investment companies advised by the Adviser (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015), Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	10
Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Trustee, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Since 2011	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-2018); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	10
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since 2013	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, Newcastle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10
Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Since 2013	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder & CEO of Capstak, Inc. (2014-2018); Chairman of Capstak, Inc. (2016-2018).	10
68Brookfield Public Securities Group LLC

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited) (continued)

Trustees of the Fund  (continued)
Name, Address and Year of Birth	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
David Levi c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Trustee Since 2017	Director/Trustee of several investment companies advised by the Adviser (2017 - Present); President of the Adviser (2016-Present); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10
2018 Annual Report69

BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited) (continued)

Officers of the Fund
Name, Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Since 2013	President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017), General Counsel (2017-Present) of the Adviser; Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014).
Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Since 2014	Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Administration and Accounting of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).
Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer (“CCO”)	Since 2017	Chief Compliance Officer of several investment companies advised by the Advisor (2017-Present); Director of Corporate Legal and Compliance at the Adviser (2017-Present); Chief Compliance Officer of Brookfield Investment Management (Canada) Inc. (2017-Present); Chief Compliance Officer of Brookfield Investment Management UK Ltd. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).
Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Since 2018	Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).
Casey Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Assistant Treasurer	Since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).
Mohamed Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014-Present); Senior Accountant of the Adviser (2012-2014).

* Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Public Securities Group LLC, Adviser of the Fund.
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BROOKFIELD INVESTMENT FUNDS
Information Concerning Trustees and Officers (Unaudited) (continued)

The Fund’s Statement of Additional Information includes additional information about the trustees, and is available, without charge, upon request by calling 1-855-777-8001.
Other Compliance Matters
Dan C. Tutcher, is a Managing Director of the Brookfield Public Securities Group LLC on the Energy Infrastructure Securities team. Mr. Tutcher also serves on the Board of Enbridge, Inc. The Fund’s adviser has adopted policies and procedures to address potential conflicts of interest while allowing the Adviser to continue to invest in Enbridge Companies. However, from time to time, the Adviser may restrict trading, which may prevent any fund in the Brookfield fund complex from acquiring or disposing of securities of Enbridge Companies at a favorable time.
2018 Annual Report71

BROOKFIELD INVESTMENT FUNDS
Joint Notice of Privacy Policy (Unaudited)

Brookfield Public Securities Group LLC (“PSG”), on its own behalf and on behalf of the funds managed by PSG and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.
If you hold shares of the Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.
WHAT INFORMATION DO WE COLLECT?
We collect the following Personal Information about you:
•	Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.
•	Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.
•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.
WHAT IS OUR PRIVACY POLICY?
We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;
•	Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);
•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);
•	Other organizations, with your consent or as directed by you; and
•	Other organizations, as permitted or required by law (e.g. for fraud protection)
When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.
HOW DO WE PROTECT CLIENT INFORMATION?
We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.
CONTACT INFORMATION
For questions concerning our Privacy Policy, please contact our client services representative at 1-855-777-8001.
72Brookfield Public Securities Group LLC

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Corporate Information

Investment Adviser and Administrator
Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
www.brookfield.com
Please direct your inquiries to:
Investor Relations
Phone: 1-855-777-8001
E-mail: funds@brookfield.com
Transfer Agent
Shareholder inquiries relating to distributions, address changes and shareholder account information should be directed to the Funds’ transfer agent:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-244-4859
Fund Accounting Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
Sub-Administrator
U.S. Bancorp Fund Services, LLC
1201 South Alma School Road, Suite 3000
Mesa, Arizona 85210
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606
Legal Counsel
Paul Hastings LLP
200 Park Avenue
New York, New York 10166
Custodian
U.S. Bank National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212
Distributor
Quasar Distributors, LLC
777 E Wisconsin Avenue
Milwaukee, Wisconsin 53202

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT will be available on the SEC's website at www.sec.gov. In addition, the Fund's Form N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC's website at www.sec.gov.

Brookfield Public Securities Group LLC
Brookfield Place
250 Vesey Street, 15th Floor
New York, New York 10281-1023
1-855-777-8001
www.brookfield.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Investor Relations at (855) 777-8001 or by writing to Secretary, Brookfield Investment Funds, Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281-1023.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Stuart A. McFarland, Edward A. Kuczmarski and Louis P. Salvatore each qualify as audit committee financial experts, as defined in Item 3(b) of Form N-CSR. Messrs. McFarland, Kuczmarski and Salvatore are considered “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to shareholders (“Audit Fees”) were $134,000 for the fiscal years ended December 31, 2018 and 2017.

(b)	Audit-Related Fees

There were no fees billed by Deloitte to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by Deloitte for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

For the fiscal years ended December 31, 2018 and December 31, 2017, Deloitte billed the Registrant aggregate fees of $67,859 and $109,977, respectively. Each bill is for professional services rendered for tax compliance, tax advice, tax planning and tax reclaim services. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

For the Funds’ two most recent fiscal years, Tax Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2018 and $0 for fiscal 2017, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in Deloitte’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

For the fiscal years ended December 31, 2018 and December 31, 2017, Deloitte billed the Registrant aggregate fees of $0 and $0, respectively, for all other non-audit services (“Other Fees”). During the same period, there were no Other Fees billed by Deloitte for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by Deloitte to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that Deloitte may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by Deloitte to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by Deloitte in 2018 and 2017 for non-audit services rendered to the Funds and Fund Service Providers were $207,859 and $264,977, respectively. For the fiscal years ended December 31, 2018 and December 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $140,000 and $155,000, respectively, in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds, including fees billed by Deloitte to Brookfield Public Securities Group LLC that were associated with Deloitte’s SSAE 16 Review (formerly, SAS No. 70).

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)          As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)    None.

(2)    A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)    Not applicable.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(4)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD INVESTMENT FUNDS

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: March 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Brian F. Hurley
Brian F. Hurley President and Principal Executive Officer

Date: March 4, 2019

By:	/s/ Angela W. Ghantous
Angela W. Ghantous Treasurer and Principal Financial Officer

Date: March 4, 2019